UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑ Preliminary Proxy Statement.
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement.
☐ Definitive Additional Materials.
☐ Soliciting Material Pursuant to § 240.14a-12.
URBAN IMPROVEMENT FUND LIMITED-1974
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
            Payment of Filing Fee (Check the appropriate box):
☑ No fee required ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

URBAN IMPROVEMENT FUND LIMITED-1974
NOTICE OF CONSENT SOLICITATION
AND INFORMATION STATEMENT
To our Limited Partners:
Interfinancial Real Estate Management Company (the “General Partner” or “IREMCO”), the general partner of Urban Improvement Fund Limited-1974, a California limited partnership (the “Partnership” or “Urban Fund”) is furnishing this Consent Solicitation and Information Statement (this “Statement”) to the limited partners of the Partnership (the “Limited Partners”) to solicit their consent to the following proposals:
PROPOSAL 1
To approve and adopt a Plan of Merger (the “Merger”) to merge the Company with and into Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership, in order to effectuate a change in the domicile of the Partnership to Delaware.
PROPOSAL 2
To amend certain provisions of the limited partnership agreement for the Partnership, primarily the investment policies of the Partnership. The primary purpose of the amendment (the “Amendment”) is to permit the General Partner greater latitude to make Partnership investments and use the assets of the Partnership in pursuit of increased cash flow and capital appreciation.
July 1, 2006 has been fixed as the record date of the Limited Partners entitled to vote and only holders of limited partnership units at the close of business on that day will be entitled to vote.
The General Partner requests that Limited Partners vote on the Merger and Amendment on the enclosed Consent Ballot, by signing, dating, and returning it to the Partnership by mail or overnight courier service to IREMCO, 1201 Third Avenue, Suite 5400, Seattle, WA 98101, Attention: Carol Levin, or by fax to Carol Levin at fax telephone number 206-628-8031, so that it arrives at the offices of the General Partner on or before 5:00 p.m. PDT on August 15, 2006.
YOUR VOTE IS IMPORTANT. TO ENSURE THAT YOUR LIMITED PARTNERSHIP UNITS ARE REPRESENTED PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED CONSENT BALLOT AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.
This Consent Solicitation and Information Statement are being mailed to limited partners on or about July 24, 2006.
Interfinancial Real Estate Management Company
General Partner
Please date and sign the accompanying Consent Ballot and mail it promptly in the enclosed postage paid envelope.

URBAN IMPROVEMENT FUND LIMITED-1974
A CALIFORNIA LIMITED PARTNERSHIP
1201 Third Avenue, Suite 5400, Seattle, WA 98101
CONSENT SOLICITATION AND INFORMATION STATEMENT
July 24, 2006
     Interfinancial Real Estate Management Company (the “General Partner” or “IREMCO”), the general partner of Urban Improvement Fund Limited-1974, a California limited partnership (the “Partnership” or “Urban Fund”) is furnishing this Consent Solicitation and Information Statement (this “Statement”) to the limited partners of the Partnership (the “Limited Partners”) to solicit their consent to the merger of the Partnership (the “Merger”) with a newly created Delaware limited partnership, Urban Improvement Fund Limited 1974, LP (“Urban Fund Delaware”). The result of the Merger will be to change the domicile of the Partnership from California to Delaware, and to change the law applicable to the governance of the Partnership from the California Uniform Limited Partnership Act (“California ULPA”) to the Delaware Revised Limited Partnership Act (“Delaware RLPA”). The General Partner is also seeking the consent of the Limited Partners to the amendment (“Amendment”) of certain provisions of the limited partnership agreement for the Partnership (as amended, the “Partnership Agreement”), primarily the investment policies (“Investment Policies”) of the Partnership, as set forth in the Partnership Agreement. The primary purpose of the Amendment is to permit the General Partner greater latitude to make Partnership investments and use the assets of the Partnership in pursuit of increased cash flow and capital appreciation. If the Merger and the Amendment are approved by the Limited Partners, the Amendment language will be incorporated in the new limited partnership agreement for Urban Fund Delaware. If the Limited Partners approve the Amendment but not the Merger, the Amendment will be made to the Partnership Agreement and the Partnership will remain a California limited partnership. If the Limited Partners approve the Merger but not the Amendment, the domicile of the Partnership will change from California to Delaware and certain immaterial provisions of the Partnership Agreement will change to reflect the merger and the change in domicile, but the Amendment changes will not be made to the Partnership Agreement.
     As of July 1, 2006, there were outstanding 11,394 units of limited partnership interest in the Partnership. The Merger requires the written approval of the General Partner of the Partnership and the approval of Limited Partners holding at least a majority of the outstanding units of limited partnership interests in the Partnership (“Unit” or “Units”). The Amendment requires the written approval of Limited Partners holding at least a majority of the outstanding Units in the Partnership. The General Partner and its Affiliates currently hold approximately 35.2% of the outstanding Units in the Partnership, and intend to vote these Units in favor of the Merger and the Amendment. The delivery of this Statement, the preceding Notice of Consent Solicitation and Information Statement and the enclosed Limited Partner Consent ballot for Approval of Merger and Amendment (the “Consent ballot”) shall constitute notice of the Merger and Amendment by the General Partner. Information regarding the process for consenting to the Merger and Amendment is set forth under “Procedures for Limited Partner Vote on Consent ballot” on page 12.
     This solicitation is being made by the General Partner, on behalf of the Partnership. Consents will be solicited by mail, telephone, e-mail and in person. Solicitations may be made by representatives of the General Partner, none of whom will receive additional compensation for such solicitations. The cost of solicitation, and of preparing, assembling, printing and mailing this Consent Solicitation and Information Statement and the enclosed Consent Form will be borne by the Partnership.
Any consent given pursuant to this solicitation may be revoked by the filing with and receipt by the General Partner before 5:00 p.m. PDT on August 15, 2006 a written revocation or duly executed Consent ballot bearing a later date.
     THE GENERAL PARTNER BELIEVES THAT THE MERGER IS ADVISABLE AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS AND, ACCORDINGLY, RECOMMENDS THAT YOU VOTE “FOR” THE MERGER. THE GENERAL PARTNER HAS CONFLICTS OF INTEREST WITH RESPECT TO

i

THE AMENDMENT, AND IS THEREFORE UNABLE TO MAKE A RECOMMENDATION AS TO WHETHER OR NOT LIMITED PARTNERS SHOULD VOTE FOR THE AMENDMENT.
     EACH LIMITED PARTNER SHOULD MAKE HIS OR HER OWN DECISION WHETHER OR NOT TO VOTE FOR THE MERGER AND AMENDMENT. THE GENERAL PARTNER HAS PROPOSED THE MERGER AND AMENDMENT FOR SEVERAL REASONS, INCLUDING THE FOLLOWING:
Delaware offers a more flexible and established law to govern the Partnership. Delaware is an established business center, with a significant corporate history. Nearly 60% of the Fortune 500 companies are organized under Delaware law, and Delaware corporations constitute more than 50% of all U.S. publicly traded companies. The Delaware RLPA grants jurisdiction to the Delaware Court of Chancery over most matters involving limited partnerships. The Delaware Court of Chancery is the principal forum in the US for the resolution of internal governance disputes of corporations as well as alternative entities such as limited partnerships. Further, the Delaware Court of Chancery is one of the most respected tribunals in the world with regard to complex business and commercial matters over which it has jurisdiction. The comprehensive body of case law developed in the Delaware Court of Chancery provides considerable guidance on a multitude of governance and business issues that arise with respect to corporations and limited partnerships. Moreover, since the Delaware Court of Chancery is a court of equity, it does not have jurisdiction over criminal cases and tort actions seeking primarily damages, thereby allowing it to expedite business cases. Although other states have passed statutes similar to Delaware’s corporation and limited partnership statutes, there is no state with the sophistication and efficiency of the Delaware Court of Chancery or the consistency in its decisions. Moving to a jurisdiction with well-established law regarding both general and limited partners’ duties to the partnership will reduce uncertainty as to corporate governance matters and make partnership action much more predictable. Although cases regarding limited partnerships are not as common and prevalent as Delaware corporate law decisions, because the concepts are similar (fiduciary duties of care and loyalty), courts are likely to draw from corporate decisions in ruling on questions involving limited partnerships.
It has been the General Partner’s experience in recent real estate investment transactions that potential lenders and institutional equity investors have requested or required that the ownership entities of the investment projects be domiciled in Delaware. Due to this experience, and the General Partner’s resulting knowledge of Delaware laws, moving the Partnership to Delaware may allow the General Partner greater flexibility in structuring future investment activities of the Partnership.
The Amendment will give the General Partner broader authority to pursue an increase in Partnership operating cash flow and capital appreciation of the Partnership’s assets.
When the Partnership was formed in 1974, it was established to provide investors with tax shelters, primarily through investment in entities owning government assisted housing. The Partnership initially invested in limited partnerships that generated tax losses concentrated in the early years of the investment, through specific deductions allowed by the federal income tax laws. To accomplish those goals, the General Partner followed the Partnership’s Investment Policies, which are contained in Section 9.C of the Partnership Agreement. The language of Section 9.C is set forth in Appendix A-1 hereto. Those goals were accomplished with the investors receiving tax benefits exceeding the amount of their initial investments.
The initial Limited Partner investors have now owned interests in the Partnership for over 30 years. Over this period, the tax laws have changed significantly, impacting the view of investors regarding real estate investment, and the investment environment has also changed in many ways. As a result, the General Partner believes that tax shelter losses can not and should not any longer be the primary goal for the Partnership. The General Partner believes the Investment Policies listed in Appendix A-1 unduly restrict the ability of the General Partner to pursue an overall improved enhancement of Partnership returns, and should be revised to allow the General Partner greater flexibility to pursue the primary investment goals of generating operating cash flow and capital appreciation.

We have attached as Appendix A-2 the proposed Amendment language to replace the existing Investment Policies of the Partnership Agreement. These proposed Investment Policies clearly put the focus on investing in real estate projects to produce operating profits and enhanced economic value for the Partnership.
Appendix B-2 shows all the material changes that will be made to the Partnership Agreement, including the change to the Investment Policies, if the Limited Partners vote to approve the Amendment. For further discussion of these changes, see “The Amendment” on page 8 of this Statement.
     The General Partner requests that Limited Partners vote on the Merger and Amendment on the enclosed Consent ballot, by signing, dating, and returning it to the Partnership on or before 5:00 p.m. PDT on August 15, 2006, by mail or overnight courier service to:
IREMCO
1201 Third Avenue, Suite 5400
Seattle, WA 98101
Attention: Carol Levin
or by fax to Carol Levin at fax telephone number 206-628-8031
The Merger and Amendment will result in changes to the legal rights of the Limited Partners. The General Partner and its affiliates, SP Millennium L.L.C. and SP Urban Fund LLC (the “GP Affiliates”) collectively own approximately 35.2% of the outstanding Limited Partner Units, and intend to vote these Units in favor of the Merger and Amendment.

Merger Agreement. The terms of the Merger are set forth in the Merger Agreement attached hereto as Appendix C (the “Merger Agreement”). The description of the provisions of the Merger Agreement summarized in this Statement is qualified in its entirety by reference to the full text of the Merger Agreement and to the other related documents referred to herein and therein.
Summaries Only. This Statement contains summaries, which the General Partner believes to be accurate, of certain of these documents, but for a complete description of the rights and obligations summarized in this Statement the reader should refer to the original agreements and other documents, copies of which are available from the General Partner or are attached to this Statement. In the case of a conflict between this Statement and the Partnership Agreement, or this Statement and the Merger Agreement, the Partnership Agreement or Merger Agreement, as applicable, shall govern.
Seek Your Own Legal and Tax Advice. This is only a summary of certain matters relating to the Merger and Amendment. You should consult your own advisors for investment, financial, tax and other advice regarding the Merger and Amendment.
Additional Information. Any Limited Partner of the Partnership who has questions or requires additional information should contact John Taylor at the offices of the General Partner, at 206-622-9900, 1201 Third Avenue, Suite 5400, Seattle, WA 98101.

CONSENT SOLICITATION AND INFORMATION STATEMENT

SUMMARY
The following is a brief summary of information contained elsewhere in this Statement. This summary assumes that the reader is a Limited Partner in the Partnership. The summary does not contain a complete description of the terms of the proposed Merger and Amendment and is qualified in its entirety by reference to the full text of this Statement, the Partnership Agreement, the Merger Agreement and the other documents referred to herein, including the “Conflicts of Interest and Risk Factors” commencing on page 3 of this Statement.

Q.1:	What is being proposed?

A:	The General Partner is proposing a merger transaction and an amendment of the Partnership Agreement for Limited Partner consideration and vote. The first proposal is a merger, called the “Merger” in this Statement, in which the Partnership will change the state in which it is organized from California to Delaware. The change in the state of organization will result in the internal affairs of the Partnership being governed by Delaware and not California law. There are differences between these laws but the Merger will not affect the ownership interests of the Limited Partners in the Partnership. The second proposal is to effect an amendment to certain provisions of the Partnership Agreement, primarily the investment policies of the Partnership, which we refer to as the “Amendment” in this Statement. The primary purpose of the Amendment is to allow the General Partner greater authority to use the assets of the Partnership in pursuit of operating cash flow and capital appreciation of the Partnership’s assets. The other changes proposed in the Amendment reflect changes in communications technology, the impact of inflation, and the realities of Partnership operations over the past 30 years.

Q.2:	What will a Limited Partner receive as a result of the proposed Merger?

A:	Limited Partners will receive limited partnership units in a Delaware limited partnership, called “Urban Fund Delaware” in this Statement. Limited Partners will receive the same number and percentage of outstanding units in Urban Fund Delaware as they currently hold in the Partnership.

Q.3:	Why should the Limited Partners consent to the Merger?

A:	The Merger will allow the Partnership to take advantage of formation in the state of Delaware, which has a highly developed body of corporate and partnership law.

Q.4:	Why should the Limited Partners consent to the Amendment?

A:	The primary effect of the Amendment will be to allow the General Partner greater flexibility in the management and investment of the Partnership’s assets in efforts to improve the operating cash flow and capital appreciation of the Partnership’s assets. Further discussions of reasons for the Limited Partners to consider can be found on pages ii and iii of this Statement, and in “The Amendment” commencing on page 8 of this Statement.

Q.5:	Does the General Partner have a conflict of interest relating to the Merger and/or Amendment?

A:	Yes. As a result of the Amendment, the General Partner will have greater authority to use the Partnership’s assets to pursue an overall enhancement of return for the Partnership. The expanded authority will allow the General Partner or an affiliate to engage in real estate projects with the Partnership, in transactions that are restricted under the existing Investment Policies, and to charge and receive fees from the Partnership for certain services that are restricted under the existing Investment Policies. The General Partner may benefit financially from the approval and adoption of the Amendment.

Q.6:	How is the General Partner addressing the conflict of interest?

A:	The General Partner has drafted the Amendment to include the requirement that any transaction between the Partnership and the General Partner or its affiliates must be on commercially reasonable, arms’ length terms, and that any fees paid to the General Partner or any affiliates must also be on commercially reasonable, arms’ length terms for similar services. These requirements in the Amendment are designed to protect the Partnership by prohibiting investment activities or the payment of fees that would not be commercially reasonable or what the Partnership would expect in dealing with independent third parties.

The General Partner is confident that its experience with institutional lenders and equity investors and its access to various structures that are available in the investment marketplace will allow the General Partner to structure new Partnership investments in a manner that enhances the return to the Partnership while meeting the Amendment requirements of commercial reasonableness and arms’ length terms.

Q.7:	What do I do now?

A:	After you have carefully reviewed this Statement, the appendix, the exhibits and referenced documents, please indicate how you want to vote on the Merger and Amendment by marking the appropriate boxes on the enclosed Consent ballot. Please return the completed signed and dated Consent ballot to the General Partner in the enclosed self-addressed envelope, or by overnight courier service to IREMCO, 1201 Third Avenue, Suite 5400, Seattle, WA 98101, Attention: Carol Levin, or by fax to Carol Levin at fax telephone number 206-628-8031, on or before 5:00 p.m. PDT on August 15, 2006.

Q.8:	What is needed to approve the Merger and Amendment?

A:	The Merger and Amendment each require the affirmative vote of Limited Partners holding more than 50% of the outstanding Units of limited partnership interest. The General Partner and the GP Affiliates collectively own approximately 35.2% of the outstanding Units and intend to vote their Units in favor of the Merger and Amendment.

Q.9:	Am I entitled to dissenters rights in connection with the Merger?

A:	No. Article 7.6 of the California Revised Limited Partnership Act (which sets forth dissenting limited partners’ rights) does not apply to limited partnerships formed prior to 1991. Since the Partnership was formed in 1974, the Prior Limited Partners do not have dissenters’ rights in connection with the Merger.

Q.10	When does the General Partner expect that the Merger and Amendment will be completed?

A:	If the Merger is approved, the General Partner intends to implement the Merger shortly after its approval. If the Amendment is also approved by the Limited Partners, the General Partner will incorporate the Amendment language in the new limited partnership agreement for Urban Fund Delaware, as set forth on Appendix D. If the Limited Partners approve the Amendment but not the Merger, the General Partner will adopt the Amendment to the Partnership Agreement shortly after Limited Partner approval of the Amendment. If the Limited Partners approve the Merger but not the Amendment, the Partnership will merge with and into Urban Fund Delaware, and will be a Delaware Limited Partnership, with a Partnership Agreement as set forth on Appendix B-1.

Q.11:	What will be the income tax consequences of the Merger and Amendment?

A:	There will be no income tax consequences to the Limited Partners from the Merger or Amendment. The merger of the existing Partnership into Urban Fund Delaware is considered a continuation of the existing Partnership for tax purposes.

Q.12:	If I have additional questions, whom should I call?

A:	John Taylor, at the offices of the General Partner, at 206-622-9900.

FORWARD LOOKING STATEMENTS
     This Statement contains certain forward-looking statements, including statements regarding future plans, objectives, expectations, intentions, and estimates. These may be identified by words such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue,” or “believe,” or the negatives thereof or other variations thereon or comparable terminology. The fulfillment of these forward-looking statements involves risks and uncertainties, and actual results may well differ widely from those discussed. Factors that could contribute to these differences include those referred to below in the section titled “Conflicts of Interests and Risk Factors” and elsewhere in this Statement.
CONFLICTS OF INTEREST AND RISK FACTORS
     This Statement is directed to Limited Partners of the Partnership, who, together with their advisors, are presumed to have the knowledge and background to identify and evaluate the risks of the Merger and Amendment, and who assume the responsibility for doing so. Accordingly, the following refers to only certain of the relevant risks and is by no means complete. You are expected to determine and consider the conflicts of interests and associated risks yourself before voting on the Merger and Amendment.
Conflicts of Interest of the General Partner.
     If the Limited Partners approve the Amendment, the General Partner will have greater authority to use the Partnership’s assets to pursue an overall enhancement of return on those assets. The expanded authority will allow the General Partner (i) to structure investment transactions involving the Partnership and/or its assets, in which the General Partner or an affiliate may participate, that are currently restricted under the existing Investment Policies, and (ii) to charge and receive fees from the Partnership for certain services that are restricted under the existing Investment Policies. The General Partner may benefit financially from the approval and adoption of the Amendment.
     To allow greater investment flexibility, yet address the conflict of interest, the General Partner has drafted the Amendment to include the requirement that any Partnership transaction that involves the General Partner or its affiliates must be on commercially reasonable, arms’ length terms, and that any fees paid to the General Partner or any affiliates must also be on commercially reasonable, arms’ length terms for similar services. These requirements in the Amendment are designed to limit the Partnerships investment activities and the payment of fees to what the Partnership would expect in dealing with independent third parties.
     The General Partner is confident that its experience with institutional lenders and equity investors and its access to various structures that are available in the investment marketplace will allow the General Partner to structure new Partnership investments in a manner that enhances the return to the Partnership while meeting the Amendment requirements of commercial reasonableness and arms’ length terms.
Risks of Change in Domicile.
     As a result of the Merger, the Partnership will be governed by the Delaware RLPA instead of the California ULPA. As discussed in greater detail below, there are many differences between the statutes. Depending on the type of transaction proposed, California law might offer greater protection or different rights to limited partners than Delaware law.
Lack of Separate Representation.
     The General Partner selected Delaware as the state for re-domiciliation of the Partnership and prepared the proposed Amendment without seeking comments or opinions from the Limited Partners, other than their vote on the Merger and Amendment as requested in these materials. While the General Partner believes both the Merger and the Amendment will benefit the Partnership and its partners, the Limited Partners have not been separately represented in connection with any aspect of the Merger or Amendment.

GP and GP Affiliates’ Right to Vote their Units.
     The General Partner (who also holds Units as a Limited Partner) and the GP Affiliates collectively own approximately 35.2% of the Units held by Limited Partners in the Partnership. They are entitled to and intend to vote these Units in favor of the Merger and the Amendment.
Tax Risks and Consequences.
     The General Partner believes that neither the Merger nor the Amendment will result in any tax consequences to the Limited Partners. Limited Partners should review “Certain U.S. Federal Income Tax Matters” commencing at page 11 below and consult their tax advisor for further information about the tax aspects of the Merger.
INFORMATION ABOUT THE GENERAL PARTNER
     The General Partner, Interfinancial Real Estate Management Company, is a Washington corporation that is indirectly wholly owned by Paul H. Pfleger, a Washington State resident. The names, positions and principal occupations of the directors and executive officers of the General Partner are set forth below. The business address of each executive officer and director is 1201 Third Avenue, Suite 5400, Seattle, Washington 98101. Each director and executive officer is a citizen of the United States of America. None of the persons listed below have been convicted in a criminal proceeding, nor have they been party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Paul H. Pfleger	Mr. Pfleger is the President, director and 100% owner of Interfinancial Real Estate Management Company. Mr. Pfleger organized and has been Chairman of the Board of Security Properties Inc., (formerly Security Pacific, Inc.), an affiliate of Interfinancial Real Estate Management Company, from 1969 to the present, except for a period between 1984 and 1986. The major line of business of Security Properties Inc. is the administration and development of a portfolio of subsidized and conventional multi-family residential real estate. Mr. Pfleger was first elected an officer and director of Interfinancial Real Estate Management Company in July 1981 and has maintained his dual status since that time.

John M. Orehek	Mr. Orehek is the Senior Vice President and director of Interfinancial Real Estate Management Company. Mr. Orehek is the Chief Executive Officer and President of Security Properties Inc. From 1982 to 1987, he was employed by Security Properties Inc. as President of First Columbia Corporation, its affiliated broker/dealer, and Senior Vice President of Security Properties Inc. From 1987 until 1991, when he rejoined Security Properties Inc., he was President of Hallmark Capital Partners, Inc., a Seattle real estate development corporation. Mr. Orehek was first elected an officer and director of Interfinancial Real Estate Management Company in 1992 and has maintained his dual status since that time.

John A. Taylor	Mr. Taylor is a Vice President of Interfinancial Real Estate Management Company. He joined Security Properties Inc. in 1999 as Associate General Counsel to provide legal assistance on real estate transactions. He is a member of the Washington State Bar Association. Prior to joining Security Properties Inc., Mr. Taylor was in private legal practice in Seattle, Washington, with emphasis on real estate matters.

PROPOSAL 1:
THE MERGER
Background of the Partnership and the Merger.
     The Partnership was organized in 1974. Its initial primary business was to invest, though individual limited partnerships (the “Local Property Partnerships”), in federally and state-assisted low and moderate income housing projects. It was originally anticipated that the Partnership’s initial investment in the properties owned by the Local Property Partnerships would not be liquidated for at least 10 years after the initial investments. Changes in the Federal tax laws in 1986 and thereafter have significantly altered the tax benefits of owning and operating government-assisted housing projects, which has restricted the ability of the Partnership to liquidate its investments. The Limited Partners who invested in the Partnership at its beginning have now held their Units for more than 30 years.
     At present, there is no established secondary market for the Units. Accordingly, in response to unsolicited inquiries from Limited Partner investors seeking to liquidate their investment, the General Partner formed an affiliate in 1999, SP Millennium L.L.C. (“SP Millennium”), to purchase Units from investors on a voluntary basis in individual transactions, or through formal tender offers to all the Limited Partners. To date, original Limited Partners holding approximately 53% of the Units have chosen to liquidate their investments in the Partnership, by sale or transfer of their Units to the General Partner, SP Millennium, and other buyers. The General Partner and the GP Affiliates collectively own approximately 35.2% of the Units in the Partnership.
     The Partnership is currently invested in seven limited partnerships which own and operate a combined total of nine multi-family housing projects. Five of the nine projects are government-assisted housing projects. The other four projects are conventionally financed apartment properties. Consistent with the General Partner’s fiduciary obligations, the General Partner continues to seek and review opportunities to engage in transactions which could benefit the Partnership, such as sales or refinancings of assets or a combination of a Local Property Partnership with one or more other entities, with the objective of seeking to maximize returns to the Partnership.
     As the General Partner continues to make investments for the Partnership, and in other circumstances, the General Partner has increasingly experienced that potential lenders and institutional equity partners desire or require that the ownership entity for a real estate project be domiciled in Delaware. To increase the flexibility and capability of the Partnership to participate in select real estate properties, and for other reasons described below, the General Partner believes it will be beneficial for the Partnership to re-domicile in Delaware.
Financial Information.
     The Partnership has filed with the Securities and Exchange Commission its annual report on Form 10-K for the fiscal year ended December 31, 2005. Copies of these materials are available from the General Partner on request or over the Internet at the SEC’s web site at www.sec.gov. See “Where you Can Find More Information” beginning on Page 13 below.

     The selected financial information of the Partnership set forth below for the year ended December 31, 2005 is based on the audited financial statement for that year.
OPERATING DATA

Year Ended
December 31, 2005
Revenue	$228,380
Cost and expenses:
Professional fees	18,000
Management fee	204,090
Amortization	4,517
Other	10,197

Loss before equity in loss of Local Limited Partnerships	(8,424)
Equity in loss of Local Limited Partnerships	(842,389)

Net Income (Loss)	(850,813)

Net Income (Loss) Allocated for:
General Partners	(8,508)
Limited Partners	(842,305)
BALANCE SHEET DATA

Year Ended
(End of period)	December 31, 2005
Balance Sheet Information:
Total assets	$9,775,199
Total Liabilities	11,017

Partner’s Capital (Deficit):
General Partner	97,642

Limited Partners	9,666,540

Other Information:
Total owned or controlled properties (end of period)	9

Net Income (Loss) per LP unit - 11,394 units outstanding	(74)

Cash flows (used) provided by operating activities	(20,998)
Cash flows (used) provided by investing activities	(1,110,517)
Cash flows (used) provided by financing activities	—

Weighted average number of Common LP Units Outstanding	11,394

Required Approvals.
     The Merger and Amendment each require (i) the consent of Limited Partners holding more than 50% of the outstanding Units, and (ii) the consent of the General Partner. The General Partner (as a Limited Partner) and the GP Affiliates collectively own approximately 35.2% of the outstanding Units and intend to vote their Units in favor of the Merger and the Amendment.
Beneficial Ownership.
     The following table sets forth certain information, as of July 1, 2006, with respect to the beneficial ownership of the Partnership’s outstanding units of limited partnership interest by (i) any holder of more than five (5%) percent of the units and (ii) the General Partner.

	Number of Limited	Percent of Limited
	Partnership Units	Partnership Units
Name and Address	Beneficially Owned	Outstanding
SP Millennium L.L.C. 1201 Third Avenue, Suite 5400 Seattle, WA 98101	2,658.5	23.33%

Equity Resource Lexington Fund 44 Brattle Street Cambridge, MA 02138	1,004.5	8.82%

SP Urban Fund LLC 1201 Third Avenue, Suite 5400 Seattle, WA 98101	975.0	8.56%

Equity Resource Fund XX 44 Brattle Street Cambridge, MA 02138	611.0	5.36%

Interfinancial Real Estate Management Company 1201 Third Avenue, Suite 5400 Seattle, WA 98101	379	3.33%
As of July 1, 2006, the General Partner held 115 general partner interests. SP Millennium L.L.C. and SP Urban Fund LLC are affiliates of the General Partner.
There is no established public trading market for the Partnership Units.
Transaction Expenses.
     The Partnership will pay all transaction costs associated with the Merger and Amendment.
MERGER AGREEMENT
     The following describes certain aspects of the proposed Merger, including some of the material terms of the Merger Agreement by which the Partnership will change its domicile to Delaware. The following description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Merger Agreement which is attached as Appendix C to this Statement. All Limited Partners of the Partnership are urged to read the Merger Agreement in its entirety.

Description of Merger Agreement.
     The Merger Agreement between the Partnership and Urban Fund Delaware provides that the Partnership will merge into Urban Fund Delaware upon (i) an affirmative vote of the Limited Partners holding a majority of the outstanding Units of the Partnership, and (ii) approval of the General Partner. In the Merger, each Unit will be converted into an identical unit in Urban Fund Delaware and the general partnership interest in the Partnership now held by the General Partner will be converted into a general partnership interest in Urban Fund Delaware. The voting and other rights of the Limited Partners provided for in the Partnership Agreement will not be changed as a result of the Merger.
     As a result of the Merger, the Partnership will have a new limited partnership agreement (the “New Agreement”). The terms of the New Agreement are substantially the same as the terms of the Partnership Agreement that currently governs the affairs of the Partnership, and are as set forth in Appendix B-1. If the Limited Partners approve the Amendment, the New Agreement will contain the Amendment language, and the New Agreement will be as set forth in Appendix D. Limited Partners should review “The Amendment” below for further information about the Amendment.
PROPOSAL 2:
THE AMENDMENT
     When the Partnership was formed in 1974, it was established to provide investors with tax shelters, primarily through investment in entities owning government assisted housing. The Partnership initially invested in limited partnerships that generated tax losses concentrated in the first six years of the investment. The tax losses were generated through accelerated depreciation, deductions for interest payments on the mortgage loans and deductions for other fees and expenses related to the projects. The housing projects were expected to produce the majority of losses for tax purposes in the early years of the Partnership. Those goals were accomplished with the investors receiving tax benefits exceeding the amount of their initial investments. It was also anticipated at the time of the initial offering that, after some number of years (15 to 20 years), the Local Limited Partnerships might liquidate projects and convert project proceeds to other uses.
     The General Partner has managed the Partnership pursuant to the Partnership’s Investment Policies, which are contained in Section 9.C of the Partnership Agreement. The language of Section 9.C is set forth in Appendix A-1 hereto. However, over this period the federal tax laws have changed significantly, impacting the view of investors regarding real estate investment, and the investment environment has also changed in many ways.
     As a result of these changes, the General Partner believes that tax shelter losses can no longer and should no longer be the primary goal for the Partnership. In addition, with the passage of time, the operating restrictions imposed by the Department of Housing and Urban Development (“HUD”) and state governmental agencies have become more restrictive in some cases, while the investment opportunities in real estate have expanded substantially.
     The General Partner believes that the Investment Policies listed in Appendix A-1 unduly restrict the ability of the General Partner to maximize the value of the Partnership assets. The policies unnecessarily limit the types of investment the Partnership can make, and the structure of any transaction. Due to the federal tax laws and the restrictive Investment Policies of the Partnership Agreement, the General Partner has been limited in its ability to enter into transactions to improve the investment return to the Partnership. The General Partner has generally been limited to structuring transactions as tax-deferred exchanges or tax credit transactions.

     The General Partner believes it is time to adopt a new set of goals based on new primary objectives of generating operating cash flow and capital appreciation for the partners. In order to do this, the General Partner believes that the initial investment policy restrictions should be substantially revised to allow for greater flexibility. The amended Investment Policies would allow the Partnership to clearly invest in real estate projects that are not government assisted housing, and to participate in conventional projects, make loans, and make investments in projects owned by other people, including affiliates of the General Partner – so long as those transactions are on an arms’ length basis.
     We have attached as Appendix A-2 the proposed Amendment language to replace the existing Investment Policies of the Partnership Agreement (set out in Appendix A-1). These proposed Investment Policies clearly put the focus on investing in real estate projects to produce operating profits and enhanced economic value.
     In addition to changes in the Investment Policies, the Amendment would amend certain provisions of the Partnership Agreement to reflect changes in communications technology, the impact of inflation, and the realities of Partnership operations over the past 30 years. Specifically, these changes would be as follows:
     (i) As amended, the New Agreement eliminates the requirement of delivering quarterly reports to the Limited Partners and extends the time allowed to deliver annual reports after the end of each fiscal year. These changes reflect the more realistic and preferred focus on annual reports, and the real difficulties and delays of assembling information for the required annual reports (Section 11).
     (ii) As amended, the fee to be charged an assigning Limited Partner on transfer of Units has been increased from $50 to $150 to reflect the increased cost of the service provided by the independent transfer agent for the Partnership (Section 14).
     (iii) As amended, the New Agreement allows greater flexibility in taking action permitted under the Partnership Agreement without the requirement of formal meetings, and in the use of new telecommunication methods (Section 22).
     (iv) As amended, the New Agreement removes irrelevant provisions related to the formation of the Partnership that are no longer applicable to the Partnership.
     Appendix B-2 attached to this Statement is a copy of the New Agreement that shows material changes to the Partnership Agreement highlighted for ease of review. The language of the Partnership Agreement that would be deleted (if the Amendment is approved) has been lined through, and the proposed Amendment language of the New Agreement is underlined. If the Amendment is approved, the New Agreement will be in the form set forth in Appendix D. Note that we have not highlighted the immaterial changes that are solely related to the change in domicile from California to Delaware or related to the deletion of immaterial or irrelevant language that is no longer applicable to the Partnership.
IMPACT OF THE MERGER AND AMENDMENT
Differences in Applicable Law.
     The Partnership is currently governed by the California Uniform Limited Partnership Act (“California ULPA”). The California ULPA was first enacted in the mid-twentieth century and was based on the Uniform Limited Partnership Act (“ULPA”) that was then in force in many jurisdictions in the United States. As a result of dissatisfaction with the ambiguities of the ULPA and the increasing use of limited partnerships in more sophisticated business transactions, a Revised Limited Partnership Act (“RLPA”) was drafted and, in the early to mid 1980’s, most states, including Delaware and California, adopted a form of the RLPA, with modifications introduced by each state. Partnerships governed by the older ULPA, such as the Partnership, continued to be governed by it unless affirmative action was taken by the general partner and limited partners to adopt the RLPA. The partners in the Partnership never elected to be governed by the RLPA. The General Partner believes that the benefits of the Delaware RLPA outweigh the California ULPA and RLPA.

     As a result of the Merger, the Partnership will be governed by the Delaware RLPA instead of the California ULPA. There are many differences between the statutes, most of them technical. The following is a summary of some of the more important differences, in the judgment of the General Partner, between the Delaware RLPA and California ULPA. Most of these differences are not material to the Limited Partners.
     Liability to Third Parties. Limited partners are generally not liable for obligations of limited partnerships unless they take part in control of the business. Both the California ULPA and Delaware RLPA codify this exemption and specify certain activities of limited partners that are deemed by law not to involve control of the business. The Delaware RLPA provides a more expansive list of “safe harbor” activities that are deemed not to involve participation in “control” of the limited partnership. The Delaware RLPA therefore offers limited partners more comfort that the limited partners are protected from third-party creditors than does the California ULPA. Furthermore, if a limited partner does participate in the control of the business, he or she is liable in Delaware only to persons who transact business with the limited partnership reasonably believing, based upon the limited partner’s conduct, that the limited partner is a general partner. The California ULPA has no comparable provision.
     Derivative Action. Under the Delaware RLPA, a limited partner or an assignee of a partnership interest may bring a derivative action in the Court of Chancery in the right of a limited partnership to recover a judgment in its favor if general partners with authority to do so have refused to bring the action or if an effort to cause those general partners to bring the action is not likely to succeed. The California ULPA does not provide for derivative actions.
     Loans to the Partnership. The California ULPA prohibits a limited partner from making a loan upon the security of partnership property if, at the time such secured loan is made, the assets of the partnership are not sufficient to discharge partnership liabilities to third-party creditors. To make such a loan would be an act of fraud on the creditors of the partnership. However, under the Delaware RLPA a limited partner may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more specific obligations of, provide collateral for and transact other business with, the limited partnership and, subject to other applicable law, has the same rights and obligations with respect thereto as a person who is not a partner.
     Equal Treatment in Mergers. Under California law, in a merger, each limited partnership interest of the same class (such as the Limited Partners in the Partnership) must be treated equally with respect to distribution of cash, property, rights, interests, or securities unless all limited partners agreed not to treat all interests equally. The Delaware RLPA does not contain comparable requirements, and therefore the merger agreement may provide that limited partners within the same class may be treated differently with respect to distribution of cash, property, rights, interests, or securities. For example, under Delaware law, a merger agreement may provide that certain limited partners receive cash in a merger transaction, while other limited partners receive the right to hold limited partner interests in the surviving entity.
     Dissolution. The California ULPA contains few provisions dealing with partnership dissolution. It provides that the retirement, death, insanity, removal or failure to re-elect a general partner dissolves the partnership, unless the business is continued by the remaining general partners and/or a new general partner is elected. The Delaware RLPA contains more extensive provisions on dissolution. First, it permits a limited partnership to provide for a specific dissolution date in its partnership agreement. Second, it permits partnership agreements to provide for dissolution by vote of the general or limited partners. Third, it permits limited partners to go to court to compel dissolution where the partnership cannot continue to carry on its business.
     Upon the dissolution of a Delaware limited partnership, the general partners may wind up the limited partnership’s affairs. Additionally, partners of a Delaware limited partnership possess the contractual freedom and power to provide in a partnership agreement who will wind up the limited partnership’s affairs upon the dissolution of the limited partnership. California has no comparable provision.

Effect of the Merger and Amendment.
     If the Merger and Amendment are both approved by the Limited Partners, the Partnership will be re-domiciled to the State of Delaware, and the Partnership Agreement as set forth in Appendix D will govern the operation of the Partnership.
     If the Merger is approved by the Limited Partners but the Amendment is not approved, the Partnership will be re-domiciled to the State of Delaware, and the Partnership Agreement as set forth in Appendix B-1 will govern the operation of the Partnership. This Urban Fund Delaware Partnership Agreement will have substantially the same terms as the current partnership agreement, except it will be governed by Delaware law and incorporate provisions relating to the re-domiciliation from California to Delaware.
     If the Merger is not approved but the Amendment is approved by the Limited Partners, the Partnership will remain domiciled in California, and the Partnership Agreement will be amended to reflect the highlighted changes shown on Appendix B-2, including the language of Section 9.C Investment Policies set forth in Appendix A-2, but excluding the change in law from California to Delaware.
     If neither the Merger nor the Amendment is approved by the Limited Partners, the Partnership will remain domiciled in California, and continue to operate under its existing Partnership Agreement.
CERTAIN U.S. FEDERAL INCOME TAX MATTERS
General.
     The following is a summary of certain aspects of the U.S. federal income taxation of the Merger. The Partnership has not sought a ruling from the Internal Revenue Service or any other U.S. federal, state or local agency with respect to any of the tax issues affecting the Partnership, nor has it obtained an opinion of counsel with respect to any U.S. federal tax issues.
     The following discussion is limited to certain U.S. federal income tax matters. This summary of certain aspects of the U.S. federal income tax treatment of the Partnership and the Limited Partners is based upon the U.S. Internal Revenue Code (the “Code”), judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary also does not discuss all of the tax consequences that may be relevant to a particular Limited Partner (such as Limited Partners subject to alternative minimum tax) or to certain Limited Partners subject to special treatment under the U.S. federal income tax laws, such as insurance companies, certain financial institutions, dealers or traders in securities, those who hold Units as part of a hedge, straddle or conversion transaction, investors who have a functional currency other than the U.S. dollar and tax-exempt organizations. This discussion generally assumes that (a) a Limited Partner acquired its Units directly from the Partnership at formation and holds Units as a capital asset within the meaning of Section 1221 of the Code for at least one year prior to the Merger, and (b) the Partnership will be treated as a non-publicly traded partnership for U.S. federal income tax purposes and that the Partnership’s investments in the Local Property Partnerships will be treated as capital assets of the Partnership.
Merger.
     The merger of an existing partnership into another partnership is considered a continuation of the existing partnership if its partners, who own more than 50% of the profits and capital in the existing partnership, obtain more than 50% of the profits and capital in the resulting partnership. Since the partners in the Partnership will receive the same number of units in Urban Fund Delaware as they had in the Partnership, Urban Fund Delaware will be considered a continuation of the Partnership for tax purposes. The Partnership will not recognize gain as a result of contributing its assets to Urban Fund Delaware. Urban Fund Delaware will have the same federal identification number as that of the Partnership and will have the same tax basis, holding period, and depreciation method for each of its assets as that of the Partnership. The partners in the Partnership will not recognize any gain from the Merger. The bases of the partners in the new partnership will be equal to their bases in the terminated partnership and their holding periods in their Units in Urban Fund Delaware will be the same as their holding periods in the Partnership Units.
No Tax Consequences to Limited Partners as a Result of the Merger.
     The General Partner believes that completion of the Merger will not result in any tax consequences to the Limited Partners.
PROCEDURES FOR LIMITED PARTNER VOTE ON CONSENT BALLOT
     The attached Consent ballot contains two parts. One of them relates to the Merger and the other relates to the Amendment. Limited Partners are requested to make their votes by checking the boxes with respect to each of the two parts. All Consent ballots that are properly completed, signed and delivered to the General Partner by 5:00 p.m. PDT on August 15, 2006 will be given effect in accordance with those Consent ballot.
     The Consent ballot should be executed in exactly the same manner as the name(s) in which Units in the Partnership are held. If Units are held by two or more joint holders, all such holders should sign the Consent ballot. If the Consent ballot is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and must submit with the Consent ballot evidence satisfactory to the General Partner of authority to execute the Consent ballot.
     All questions as to the validity, form and eligibility (including time of receipt) regarding the Consent ballot procedures will be determined by the General Partner in its sole discretion, which determination will be conclusive and binding. The General Partner reserves the right to reject any or all Consent ballots that are not in proper form. The General Partner also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consent ballots. Unless waived, all such defects or irregularities in connection with deliveries of Consent ballots must be cured within such time as the General Partner determines. Neither the General Partner nor any of its affiliates or any other persons shall be under any duty to give any notification of any such defects or irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent ballots will not be deemed to have been made until any irregularities or defects therein have been cured or waived.
     The General Partner has fixed the close of business on July 1, 2006 as the date of record (“Record Date”) for determining the Limited Partners of the Partnership entitled to (i) notice of the Merger and Amendment, (ii) vote on the Merger, and (iii) vote on the proposed Amendment. Only Limited Partners on the Record Date or their duly designated proxies may execute and deliver the Consent ballot. As of the Record Date, there were approximately 355 Limited Partners (including economic assignees of Limited Partner interests) and one general partner of the Partnership. Limited Partners are entitled to vote according to their Units held in the Partnership. The General Partner owns 100% of the general partnership interests. The General Partner and the GP Affiliates own Units representing approximately 35.2% of the total of the Partnership’s outstanding Units that are held by Limited Partners. The General Partner and the GP Affiliates have each indicated that they will vote in favor of the Merger and the Amendment.
DISSENTER’S RIGHT OF APPRAISAL
No action will be taken in connection with the proposals described in this Statement for which Delaware General Corporation Law or the California Uniform Limited Partnership Act provide a right of a limited partner to dissent and obtain appraisal of or payment for such limited partners units of limited partnership interest.
ANTICIPATED EFFECTIVE DATE
If the holders of a majority of the outstanding Units of the Partnership approve the Merger Agreement, the General Partner anticipates that the merger agreement will become effective on August 18, 2006. The merger will become effective once the Secretary of State of California and the Secretary of State of Delaware each has issued a

Certificate of Merger. If the Amendment is approved, the Amendment will become effective when the Agreement of Limited Partnership containing the Amendment language is executed by the General Partner.
WHERE YOU CAN FIND MORE INFORMATION
The Partnership files annual, quarterly and special reports, proxy statements and other information with the SEC. You can find our SEC filings, including this Statement, over the Internet at the SEC’s web site at www.sec.gov. You may read and copy any document we file with the SEC at the SEC’s public reference room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information about the public reference room. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549.

URBAN IMPROVEMENT FUND LIMITED-1974
LIMITED PARTNER CONSENT BALLOT FOR APPROVAL OF
MERGER AND AMENDMENT
     This Consent Ballot is solicited by Interfinancial Real Estate Management Company, the general partner of Urban Improvement Fund Limited-1974, a California limited partnership (the “Partnership”). The undersigned holder(s) of limited partnership interests in the Partnership does hereby execute this ballot and cast all votes which such holder(s) is authorized or entitled to cast with respect to the proposed merger of the Partnership into Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership (“Urban Fund Delaware”), and the amendment of certain provisions of the Agreement of Limited Partnership for the Partnership, both as described in the Consent Solicitation and Information Statement of the Partnership dated July 24, 2006 (the “Statement”):
Proposed Merger:

☐	FOR the proposed Merger of the Partnership into Urban Fund Delaware	☐	AGAINST the proposed Merger of the Partnership into Urban Fund Delaware	☐	ABSTAIN
(Please mark one of the blocks with either blue or black ink)

Proposed Amendment:

☐	FOR the proposed Amendment to the Partnership Agreement.	☐	AGAINST the proposed Amendment to the Partnership Agreement.	☐	ABSTAIN
(Please mark one of the blocks with either blue or black ink)

     IN WITNESS WHEREOF, the undersigned has executed this Consent Ballot as of                                         , 2006.

(Printed Name of Limited Partner)	(Printed Name of Limited Partner)

(Signature of or for Limited Partner)	(Signature of or for Limited Partner)

Corrected Limited Partner Address:

     This fully completed and executed Consent Ballot should be sent to the Partnership by mail or overnight courier service to IREMCO, 1201 Third Avenue, Suite 5400, Seattle, WA 98101, Attention: Carol Levin, or by fax to Carol Levin at fax telephone number 206-628-8031, by AUGUST 15, 2006 AT 5:00 P.M. PDT

APPENDIX

Appendix A-1	Section 9.C. Current Investment Policies of the Partnership Agreement

Appendix A-2	Proposed Amendment language for Section 9.C. Investment Policies of the Partnership Agreement

Appendix B-1	Partnership Agreement for Urban Fund Delaware, if Amendment not Approved

Appendix B-2	Proposed Amendment Changes to the Partnership Agreement, Highlighted

Appendix C	Agreement and Plan of Merger between Urban Improvement Fund Limited-1974 and Urban Improvement Fund Limited 1974, LP

Appendix D	Partnership Agreement for Urban Fund Delaware, if Amendment Approved

APPENDIX A-1
     Section 9.C Current Investment Policies of the Partnership Agreement
     C. Investment Policies. Notwithstanding any provision in this Agreement to the contrary, it is understood and agreed that:
          (1) In conducting, carrying on and managing the business of the Partnership, the General Partner shall be bound by the following investment policies, which may not be changed, altered or amended except as provided in Section 18 hereof:
               (i) except for interim commitments in short-term government obligations, certificates of deposit, and tax-exempt notes and bonds, investments will be initially limited to interests in federal, state and local government-assisted housing projects (The Partnership may subsequently refinance or convert such Projects or interests therein to other uses with a view to realizing higher revenues or capital gains.);
               (ii) Projects or interests therein will be acquired with a view toward maximizing tax deductions, with cash income and long term appreciation as additional considerations, and not with a view to early resale;
               (iii) the Partnership will seek to avoid depreciation recapture and defer capital gains taxes by not selling any Projects or interests therein within ten years, except (a) to qualified tenant cooperatives as defined in the Internal Revenue Code, and (b) under circumstances described in the Prospectus of the Partnership relating to its public offering of Units of Limited Partnership Interests;
               (iv) the Partnership will not sell any Project, or interests therein, except exempted sales to qualified tenant groups, if the cash proceeds would be less than the taxes at the then maximum state and federal capital gains tax rates. (Upon such sales the Partnership will distribute to the Partners from the proceeds sufficient cash to pay the state and federal capital gains tax at the then maximum rates and distribute to the Partners the balance of the proceeds.);
               (v) the Partnership may borrow money only against individual Projects to acquire Projects or interests therein, to defray expenses or preserve its interest in each individual Project or interest therein (It may not pledge or encumber other Projects for this purpose. Such borrowings will be limited to that amount for which the Partnership can reasonably expect to meet debt service requirements from anticipated net cash flow, as herein defined. The General Partner or its affiliates may make loans or advances for the acquisition of projects, but may not receive interest or other financing charges or fees in excess of the amounts which would be charged by unrelated banks on comparable loans for the same purpose in the locality of the project. No prepayment charge or penalty shall be required.);
               (vi) the Partnership will not issue senior securities, except as set forth in the preceding paragraph and even then only at par or as a premium, invest in other issuers for the purpose of exercising control (other than housing partnerships), or underwrite the securities of other issuers or offer Units in exchange for property;
               (vii) the Partnership may sell any or all of its portfolio of Projects or interests therein within any single year and may reinvest such proceeds in one or more Projects which meet the Partnership’s investment objectives and purposes;
               (viii) no loans will be made other than: (a) to developers in connection with the acquisition of Projects or interests therein (such loans may not aggregate in excess of 5% of the Partnership’s capital arising from the contributions set forth in Section 5 less the expenses set forth

Appendix A-1.1

in Section 6), and (b) to limited distribution entities in which the Partnership has an equity interest (No loans will be made to the General Partner or its affiliates.);
               (ix) commitments of Partnership funds will be contingent upon receipt of satisfactory FHA feasibility or equivalent letter. (No significant portion of the purchase price will be paid prior to Initial FHA Endorsement (as presently defined by Federal Housing Administration Rules and Regulations));
               (x) the Partnership will not purchase or lease a project or other investment if the General Partner or its affiliates has (or if any limited partnership in which the General Partner or its affiliates has an interest, has) any interest in such project or investment;
               (xi) the Partnership may sell or lease any project or other investment to the General Partner or its affiliates, at a purchase or lease price that is equal to or greater than the value of the project or investment as established by an independent MAI appraisal; provided that the General Partner and its affiliates will not receive any real estate brokerage fee or commission with respect to such sale or lease;
               (xii) the Partnership will not purchase projects or other investments in exchange for Units;
               (xiii) the Partnership shall not give the General Partner or its affiliates the exclusive right or employment to sell projects or other investments;
               (xiv) the Partnership may not pay the General Partner or its affiliates any commission in connection with the reinvestment of the proceeds of any resale, exchange or refinancing of any project;
               (xv) neither the General Partner, its affiliates nor any salesman or dealer offering units shall take any action in violation of Section 260.140.114.6 of Title 10 of the California Administrative Code;
               (xvi) the Partnership funds may not be commingled with the funds of others;
               (xvii) all expenses of the Partnership shall be billed directly to it, except organizational expenses which may be reimbursed;
               (xviii) the General Partner and its affiliates may not receive real estate fees or commissions from sale of projects to the Partnership; and
               (xix) the Partnership will not enter into any transaction or agreement with any Limited Partner, any affiliate of a Limited Partner, the Management Company or affiliate of the Management Company if the Partnership would be prohibited pursuant to this Section 9C(1) from entering into a similar agreement or transaction with the General Partner or its affiliates.
          (2) The General Partner may delegate all or any of its powers, rights and obligations hereunder, and in furtherance of any such delegation may appoint, employ, contract or otherwise deal with any person for the transaction of the business of the Partnership, which persons may, under the supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

Appendix A-1.2

APPENDIX A-2
Proposed Amendment Language for Section 9.C. Investment Policies of the Partnership Agreement
     The following sets forth the language of the Amendment that would be made to Section 9.C of the limited partnership agreement for the Partnership if the Amendment is approved but the Merger is not approved, or included in the limited partnership agreement for Urban Fund Delaware in the event the Merger and the Amendment are both approved by the Limited Partners, to read in its entirety as follows:
     C. Investment Policies. Notwithstanding any provision in this Agreement to the contrary, it is understood and agreed that:
     (1) In conducting, carrying on and managing the business of the Partnership, the General Partner shall follow the following investment policies, which may only be changed, altered or amended in accordance with Section 18 hereof:
     (i) the assets of the Partnership shall be managed with the goal of maximizing the overall financial return to the Partnership consistent with sound business practices, which may be in the form of operating profits or increases of the value of the assets to enhance the return to the Partners upon liquidation of the Partnership;
     (ii) the Partnership may invest in, acquire from, sell to, loan funds to, enter into joint ventures with, or otherwise enter into transactions with other entities, including entities in which the General Partner or its affiliate has an economic interest, all in connection with real estate properties in the United States;
     (iii) in the event the General Partner authorizes one of these activities in connection with a real estate project or venture in which the General Partner or one of its affiliates has a financial interest, the transaction between the Partnership and the General Partner or its affiliate shall be on commercially reasonable, arms’ length terms; and
     (iv) any fees paid to the General Partner or any of its affiliates in connection with any of the operations of the Partnership in addition to those provided in Sections 9.E and 9.F, shall be on commercially reasonable, arms’ length terms for similar services.
          (2) The General Partner may delegate all or any of its powers, rights and obligations hereunder, and in furtherance of any such delegation may appoint, employ, contract or otherwise deal with any person for the transaction of the business of the Partnership, which persons may, under the supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

Appendix A-2

APPENDIX B-1
URBAN IMPROVEMENT FUND LIMITED 1974, LP
AGREEMENT OF LIMITED PARTNERSHIP
     This Agreement (“Agreement”) is made as of ___, 2006 by and between Interfinancial Real Estate Management Company, a Washington corporation as general partner (the “General Partner”), and SP Millennium L.L.C., a Washington limited liability company, as initial limited partner (“Initial Limited Partner”). Each of the persons, in addition to the Initial Limited Partner who are admitted to the partnership created hereby (the “Partnership”) is referred to herein as a Limited Partner or collectively as the “Limited Partners.” The Partnership is formed pursuant to the Delaware Revised Uniform Limited Partnership Act as in effect in the State of Delaware (the “Act”).
     A. The General Partner filed a Certificate of Limited Partnership with the Delaware Secretary of State on ___, 2006, to form the Partnership.
     B. The General Partner is a general partner of Urban Improvement Fund Limited — 1974, a California limited partnership (the “Prior Partnership”).
     C. The Prior Partnership and the Partnership intend to enter into a Merger Agreement of even date herewith, pursuant to which the General Partner shall succeed to its general partnership interest in the Prior Partnership and the existing limited partners of the Prior Partnership will be admitted to the Partnership.
     WHEREAS, the parties now desire to establish the terms and conditions under which the Partnership will operate and be managed.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner and the Limited Partners (each, a “Partner” and collectively, the “Partners”) hereby agree as follows:
     1. Name and Principal Office. URBAN IMPROVEMENT FUND LIMITED 1974, LP, 1201 Third Avenue, Suite 5400, Seattle, Washington 98101. The principal office of the General Partner is 1201 Third Avenue, Suite 5400, Seattle, Washington 98101. The Partnership may also do business under any other names or in such other places as the General Partner may designate by written notice to the Limited Partners.
     2. Term. From the date of this Agreement to December 31, 2015 unless extended or sooner terminated as provided herein; provided, that such term shall not be extended beyond February 21, 2021.
     3. Purposes. (a) To acquire real or personal property (including debt and equity interests in any partnership, or joint venture which is a limited distribution entity as defined by Federal Housing Administration Rules and Regulations), for the purpose of (i) acquiring, financing, constructing, improving, managing and/or operating government-assisted or other housing projects (the “Projects”) or (ii) any other purpose authorized by this Agreement; (b) to hold, own, maintain, manage, improve, develop, operate, sell, transfer, convey, lease, mortgage, exchange or otherwise dispose of or deal in or with such property; and (c) to perform any acts to accomplish the foregoing purposes.
     4. Partnership Interests. The entire interest in the Partnership shall be divided into no less than 5 and up to 200 General Partner Interests and up to 20,006 Limited Partnership Interests (all of which interests are collectively referred to as the “Units”) (the interest held by a partner in the Partnership may also be referred to as a “Partnership Interest” or “Limited Partnership Interest”). Following completion of the Merger Agreement, the name, address of, and number of Units held by, the General Partner and each Limited Partner will be as shown on Schedule A attached hereto. All Units shall, unless herein provided to the contrary, be treated equally for all purposes. Limited Partnership Units shall be nonassessable.

Appendix B-1.1

     5. Capital Contributions; Merger. The General Partner and the Initial Limited Partner have each contributed $100 to the capital of the Partnership but shall not be issued Units in connection therewith. Upon the closing of the Merger, as defined in the Merger Agreement, (i) the Partnership shall pay to the Initial Limited Partner and the General Partner the amount of $100 each, respectively; (ii) the Initial Limited Partner shall be treated as having had its interest in the Partnership redeemed; (iii) the limited partners of the Prior Partnership shall be admitted to the Partnership with capital accounts in such amount as they shall have in the Prior Partnership and (iv) the General Partner shall succeed to the capital account it had in the Prior Partnership. No partner is entitled to the return of all or any part of his contribution prior to partial or total liquidation of the Partnership, or to receive interest on such contribution. The “Capital Account” for each Unit as of any date is the cash contributed to the Partnership in respect of such Unit, properly adjusted to reflect as of such date profits, losses and cash distributions with respect to such Partnership Interest.
     6. Organizational Expenses. The Partnership shall pay all formation and organization expenses of the Partnership.
     7. Profits and Losses. The General Partner shall at all times have at least a 1% interest in each material item of income, gain, loss, deduction and credit, arising from its capital contributions. The Limited Partners shall share the remaining profits, losses and any special allocations in proportion to their respective Units of Limited Partnership Interests. For the purpose of Sections 702 and 704 of the Internal Revenue Code of 1954, or the corresponding sections of any future federal internal revenue law, or any similar tax law of any state or other jurisdiction, the determination of each Limited Partner’s distributive share of any Partnership item of income, gain, loss, deduction, credit or allowance for any Partnership accounting year or other period shall be made in accordance with the proportion that such Limited Partner’s Units bear to all Limited Partners’ Units outstanding. In the event of the transfer of a Unit, the distributive share of the aforesaid Partnership items (in respect of the Unit so transferred) shall be allocated between the transferor and the transferee in proportion to the number of days each held the Units during the year.
     8. Cash Distributions. The General Partner shall distribute annually substantially all of the Partnership’s net cash flow as defined herein. The General Partner shall be entitled to receive 1% of the net cash flow to be distributed and the Limited Partners shall receive, in proportion to their respective Units, the balance of the distributed cash flow. Net Cash Flow shall mean the Partnership’s share of all cash receipts derived from the ownership of a Project or interest therein (exclusive of any proceeds from the sale of Projects, financings or other extraordinary transactions not in the ordinary course of business) less (i) expenses, (ii) such reserves as the General Partner deems reasonably necessary for the proper operation of the Partnership’s business, and (iii) any expenditures authorized by this Agreement. The General Partner may at its discretion reinvest or distribute all or any portion of the proceeds from the disposition or refinancing of any Project or interest therein, provided that the Limited Partners shall have first received an amount sufficient to pay state and federal long-term capital gains taxes from the sale of such Project, if any, calculated at the maximum rate then in effect. To the extent that such proceeds are not reinvested or committed within 12 months from the date of the sale or refinancing, they shall be distributed. The General Partner shall designate a record date to determine Partners entitled to cash distributions, which shall not be less than 10 days nor more than 15 days before each cash distribution. The Partnership shall cause to be maintained records reflecting the name, address and number of Partnership Interests held by each Partner for the purpose of determining recipients of cash distributions and notices.
     9. The General Partner. A. Powers. The General Partner has complete discretion in the management and control of the business of the Partnership for the purposes herein stated and shall make all decisions affecting the business of the Partnership and shall manage and control the affairs of the Partnership to the best of its abilities and use its best efforts to carry out the purposes of the Partnership. The powers of the General Partner include, but are not limited to, the powers: (i) to expend the capital and profits of the Partnership in furtherance of the Partnership’s business; (ii) to acquire, hold (in the Partnership’s name or under any other title arrangement selected by the General Partner), lease, sell, mortgage, convey or refinance any real or personal property, including Projects or any interest therein, at such price and upon such terms, as it deems to be in the best interests of the Partnership, (iii) to borrow money and execute promissory notes and to secure the same by mortgage upon the Partnership’s property; (iv) to invest in short-term debt obligations (including obligations of federal and state governments and their agencies, commercial paper, and certificates of deposit of commercial banks, savings banks or savings and loan associations) such funds as are temporarily not required for investment in Projects or other Partnership property;

Appendix B-1.2

(v) to lend money in furtherance of the Partnership’s purposes; and (vi) to enter into and carry out agreements of any kind (provided, however, all contracts with the General Partner or its affiliates must provide for termination by the Partnership on 60 days written notice, without penalty) and to do any and all other acts and things necessary, proper, convenient or advisable to effectuate and carry out the purposes of the Partnership.
          B. Duties. The General Partner shall (i) devote such of its time as is deemed necessary to the affairs of the Partnership; (ii) file and publish all certificates, notices, statements or other instruments required by law for formation and operation of the Partnership in all appropriate jurisdictions; (iii) cause the Partnership to carry adequate public liability, property damage and other insurance all of which may name the General Partner as the sole insured; (iv) indemnify and hold the Partnership harmless from any loss, damage or liability due to, or arising out of, the General Partner’s breach of fiduciary duty; (v) maintain Capital Accounts on the books and records of the Partnership in respect of each Partnership Interest; and (vi) hold all funds and assets of the Partnership as a fiduciary for the exclusive use of the Partnership. The General Partner may become a Limited Partner and thereby become entitled to all of the rights of a Limited Partner to the extent of the Units so acquired; provided, however, that such acquisition of Units shall not reduce any liability of the General Partner under this Agreement.
          C. Investment Policies. Notwithstanding any provision in this Agreement to the contrary, it is understood and agreed that:
     (1) In conducting, carrying on and managing the business of the Partnership, the General Partner shall follow the following investment policies, which may only be changed, altered or amended in accordance with Section 18 hereof: (i) except for interim commitments in short-term government obligations, certificates of deposit and tax-exempt notes and bonds, investments will be initially limited to interests in federal, state and local government-assisted housing projects (The Partnership may subsequently refinance or convert such Projects or interests therein to other uses with a view to realizing higher revenues or capital gains); (ii) Projects or interests therein will be acquired with a view toward maximizing tax deductions, with cash income and long-term appreciation at additional considerations, and not with a view to early resale; (iii) the Partnership will seek to avoid depreciation recapture and defer capital gains taxes by not selling any Projects or interests therein within ten years, except (a) to qualified tenant cooperatives as defined in the Internal Revenue Code, and (b) under circumstances described in the Prospectus of the Partnership relating to its public offering of Units of Limited Partnership Interests; (iv) the Partnership will not sell any Project, or interests therein, except exempted sales to qualified tenant groups, if the cash proceeds would be less than the taxes at the then maximum state and federal capital gains tax rates. (Upon such sales, the Partnership will distribute to the Partners from the proceeds sufficient cash to pay the state and federal capital gains tax at the then maximum rates and distribute to the Partners the balance of the proceeds.); (v) the Partnership may borrow money only against individual Projects to acquire Projects or interests therein, to defray expenses or preserve its interest in each individual Project or interest therein (It may not pledge or encumber other Projects for this purpose. Such borrowings will be limited to that amount for which the Partnership can reasonably expect to meet debt service requirements from anticipated net cash flow, as herein defined. The General Partner or its affiliates may make loans or advances for the acquisition of projects, but may not receive interest or other financing charges or fees in excess of the amounts which would be charged by unrelated banks on comparable loans for the same purpose in the locality of the project. No prepayment charge or penalty shall be required.); (vi) the Partnership will not issue senior securities, except as set forth in the preceding paragraph and even then only at par or as a premium, invest in other issuers for the purpose of exercising control (other than housing partnerships), or underwrite the securities of other issuers or offer Units in exchange for property; (vii) the Partnership may sell any or all of its portfolio of Projects or interests therein within any single year and may reinvest such proceeds in one or more Projects which meet the Partnership’s investment objectives and purposes; (viii) no loans will be made other than: (a) to developers in connection with the acquisition of Projects or interests therein (such loans may not aggregate in excess of 5% of the Partnership’s capital arising from the contributions set forth in Section 5 less the expenses set forth in Section 6), and (b) to limited distribution entities in which the Partnership has an equity interest (No loans will be made to the General Partner or its affiliates.); and (ix) commitments of Partnership funds will be contingent upon receipt of satisfactory FHA feasibility or equivalent letter. (No significant portion of the purchase price will be paid prior to initial FHA Endorsement (as presently defined by Federal Housing Administration Rules and Regulations)); (x) the Partnership will not purchase or lease a project or other investment if the

Appendix B-1.3

General Partner or its affiliates has (or if any limited partnership in which the General Partner or its affiliates has an interest, has) any interest in such project or investment; (xi) the Partnership may sell or lease any project or other investment to the General Partner or its affiliates, at a purchase or lease price that is equal to or greater than the value of the project or investment as established by an independent MAI appraisal; provided that the General Partner and its affiliates will not receive any real estate brokerage fee or commission with respect to such sale or lease; (xii) the Partnership will not purchase projects or other investments in exchange for Units; (xiii) the Partnership shall not give the General Partner or its affiliates the exclusive right or employment to sell projects or other investments; (xiv) the Partnership may not pay the General Partner or its affiliates any commission in connection with the reinvestment of the proceeds of any resale, exchange or refinancing of any project; (xv) neither the General Partner, its affiliates nor any salesman or dealer offering units shall take any action in violation of Section 260.140.114.6 of Title 10 of the California Administrative Code; (xvi) the Partnership funds may not be commingled with the funds of others; (xvii) all expenses of the Partnership shall be billed directly to it, except organizational expenses which may be reimbursed; (xviii) the General Partner and its affiliates may not receive real estate fees or commissions from sale of projects to the Partnership; and (xix) the Partnership will not enter into any transaction or agreement with any Limited Partner, or any affiliate of a Limited Partner, if the Partnership would be prohibited pursuant to this Section 9C(1) from entering into a similar agreement or transaction with the General Partner or its affiliates.
     (2) The General Partner may delegate all or any of its powers, rights and obligations hereunder, and in furtherance of any such delegation may appoint, employ, contract or otherwise deal with any person for the transaction of the business of the Partnership, which persons may, under the supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.
          D. Substitution of General Partner. Upon notice to all the Partners, the General Partner may substitute in its stead as general partner any entity which has by merger, consolidation or otherwise acquired substantially all of its assets and assumed its obligations hereunder, provided, however, that any such substituted general partner, if it is a corporation, shall be able to satisfy the net worth requirements set forth below.
          E. Annual Management Fee. As compensation for services to the Partnership by the General Partner pursuant to the Agreement, the Partnership shall pay the General Partner an annual management fee based on a fixed percentage of 1/4 of 1% of the Partnership’s invested assets. The annual management fee may not exceed 50% of the Partnership’s annual net cash flow as defined in Section 8 hereof, subject to the payment of an annual minimum which shall be 1/2 of 1% of the gross offering proceeds. Management fees earned but unpaid accrue for payment in future years. The annual management fee shall be paid subject only to the annual minimum and the 50% limitation referred to above. Invested assets is defined as all costs of acquiring interests in projects, including the mortgages.
          F. Liquidation Fee and Brokerage Fees. Upon total or partial liquidation of the Partnership and distribution of the proceeds, the then General Partner will be entitled to a liquidation fee equal to the lesser of (i) 10% of the net proceeds in the Partnership from the sale of a project or (ii) 1% of the sales price (including the mortgage), plus 3% of the net proceeds after assumed taxes at the then maximum federal individual income and capital gains tax rates; provided, however, no part of such fee shall accrue, or be paid unless: (i) the Limited Partners’ share of the proceeds has been distributed to them, (ii) the Limited Partners shall have first received an amount equal to their invested capital attributable in the project(s) sold, and (iii) the Limited Partners have received an amount sufficient to pay federal long-term capital gains taxes from the sale of the project(s), if any, calculated at the maximum rate then in effect. This fee may accrue but shall not be paid until the Limited Partners have received distributions equal to 100% of their capital investment.
               The General Partner or an affiliate thereof may act as a broker in connection with the sale of a Project, and if such person provides services in the sales effort, it may receive a commission equal to the amount of a competitive real estate commission, subject to a maximum payment to the General Partner or affiliate of 4% of the sales price of the Project (the total real estate commission to be paid by the Partnership to all persons in connection with the sale of a Project shall not exceed a competitive real estate commission for sales of similar types of property).

Appendix B-1.4

                    In addition, in the event the General Partner or an affiliate provides services as a broker in connection with the refinancing of a Project, it may receive a fee equal to 4% of the refinancing amount; provided, that the total commission paid by the Partnership to all persons in connection with the refinancing of a Project shall not exceed a competitive fee for refinancing services in similar circumstances.
               G. Compensation as Expense. All compensation due the General Partner pursuant to this Paragraph shall be treated as an expense to the Partnership.
               H. Payment to Others. The General Partner may pay compensation to any entity selected by it to perform any of the management functions set forth above.
               I. Net Worth Covenant. The General Partner covenants with the Limited Partners that it will maintain a net worth equal to or greater than the net worth presently required by the Internal Revenue Service of corporations acting as general partner of limited partnerships in order to qualify the Partnership for the benefits of taxation as a partnership and not as an association taxable as a corporation.
               J. Other Services. General overhead and administrative expenses of the General Partner will not be charged to the Partnership. However, the Partnership will bear all direct costs and expenses incurred in the conduct of its business, including without limitation, all costs and expenses for legal, audit, accounting and other technical and professional services, reports and other communications to investors, printing, postage, telephone and telegraph, travel, insurance, interest, messengers, office supplies, data processing, taxes, permits and licenses. In the event the General Partner or its affiliates perform property management services for the Partnership, any compensation received or paid by the Partnership for such services will be at competitive prices and on terms no less favorable than available from non-affiliated persons rendering comparable services. The Partnership does not have officers and directors of its own and salaries paid by the General Partner and its affiliates to their respective officers and directors will not be charged to the Partnership. If the General Partner or its affiliates incur costs or acquire goods and materials for the benefit of the Partnership such as computer time, the General Partner or its affiliates will be reimbursed for such actual costs by the Partnership. Neither the General Partner nor its affiliates may receive insurance brokerage fees or write insurance policies covering the Partnership or any projects or other investments of the Partnership.
          10. The Limited Partners. No Limited Partner shall take part in the control or management of the business of the Partnership or transact any business in the name of the Partnership. No Limited Partner shall be subject to calls or assessments for cash contributions nor shall any Limited Partner in his capacity as such be bound by, or be personally liable for, any expense, liability or obligation of the Partnership, except to the extent of his contribution to the capital of the Partnership as adjusted and reflected in his Capital Account.
          The General Partner may be removed without cause by the affirmative vote of the holders of a majority of the Units outstanding. Expenses incurred in the removal, or attempted removal, of the General Partner shall be deemed expenses of the Partnership.
          11. Books, Records and Reports. The Partnership’s books and records and this Agreement and all amendments thereto shall be maintained at the principal office of the Partnership and shall be open to the reasonable inspection and examination of the Partners or their duly authorized representatives. Such books and records shall be kept on a cash basis in accordance with sound accounting principles. The General Partner will make available and mail to Limited Partners, upon written request, a current list of the names and addresses of, and Units owned by, all Limited Partners. Any Partner or his duly authorized representative shall have the right to a private audit of the books and records of the Partnership to be conducted at such Partner’s expense at reasonable times after due notice.
          The General Partner will send the following reports to each person who held a Partnership Interest during the period covered by such report:
     (a) A quarterly report within 60 days following the end of each calendar quarter which shall not be audited but shall contain a balance sheet, a statement of income for the quarter then ended, a cash flow

Appendix B-1.5

statement for the quarter then ended, and any other pertinent information regarding the Partnership and its activities during the quarter covered thereby.
     (b) A report within 60 days of the end of each quarter during which the General Partner or its affiliates receives fees for services, including acquisition fees, containing a detailed statement setting forth the services rendered, or to be rendered, and the amount of the fees received.
     (c) A report within 75 days after the end of each of the Partnership’s fiscal years containing all information necessary for the preparation of the limited partners’ federal income tax returns.
     (d) An annual report within 120 days after the end of each of the Partnership’s fiscal years containing (1) a balance sheet as of the end of the fiscal year, and a statement of income, partner’s equity and changes in the financial position and a cash flow statement for the year then ended, all of which, except for the cash flow statement, shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an unqualified opinion of an independent certified public accountant or independent accountant, (2) a report of the activities of the Partnership during the period covered by the report, and (3) if projections have been provided to the holders of Limited Partnership Interests, a table comparing the projections previously provided with the actual results during the period covered by the report. Such report will set forth distributions to limited partners for the period covered thereby, and shall separately identify distributions from cash flow from operations during the period, cash flow from operations during a prior period which had been held as reserves, proceeds from disposition of property and investments, and lease payments on net leases with builders and sellers.
          12. Banking. All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or any person authorized so to do by the General Partner.
          13. Accounting Year. The accounting year of the Partnership shall be the calendar year or such other fiscal year as the General Partner may select.
          14. Transfer of Limited Partnership Units. Subject to compliance with applicable state securities (blue sky) laws, a Limited Partner may sell, assign or transfer the whole or a part of his Limited Partnership Interest (not less than whole Units) only upon the following conditions: (1) a Unit may be assigned only with the consent of the General Partner and assignments will be recognized by the Partnership only effective the first day of the calendar month following receipt by the General Partner of the notice of assignment; (2) the transfer of the Limited Partnership Units shall be accomplished by an instrument in writing, in form and substance satisfactory to the General Partner. which writing shall set forth the intention that the purchaser is to be a substituted Limited Partner; (3) a counterpart of the instrument of transfer, executed and acknowledged by the transferor Limited Partner shall be delivered to the General Partner; (4) any assignment of Units must be in compliance with applicable state securities (blue sky) laws; (5) no assignments will be permitted if such assignments would result in 50% or more of the Units being transferred within a twelve-month period; (6) the Partnership may charge the assigning Limited Partner a fee not exceeding $50 to defray the costs of effecting the transfer of his interest in the Partnership; and (7) the transferor and the purchaser shall execute and deliver to the General Partner an amended Certificate and Agreement of Limited Partnership.
          An assigning Limited Partner shall have the right to designate his assignee as a substituted Limited Partner in an executed and acknowledged written instrument of assignment, however the Partnership will not amend this Agreement and/or Certificate until the first day of the next calendar quarter.
          An assignment by any Limited Partner of all or a part of his Limited Partnership Units, whether or not in compliance with the terms of the Agreement, shall not cause or constitute a dissolution of the Partnership.
          15. Dissolution of Partnership. The Partnership shall be dissolved upon the expiration of the term of the Partnership as provided in Section 2 or upon (a) the withdrawal, retirement, death, insanity, adjudication of bankruptcy, insolvency, dissolution, liquidation or removal of the General Partner or, (b) the vote of the holders of a

Appendix B-1.6

majority of the Units outstanding to dissolve the Partnership prior to the end of its term. For the purpose of obtaining the required vote, the General Partner shall be required to transmit to all Partners of record, at least 15 days prior to the date fixed for holding a Partnership meeting, a report setting forth the pros, cons, estimated liquidation values and specific recommendations concerning liquidation of the Partnership, at any time that (i) a request has been made by the holders of at least 10% of the Units outstanding that the Partnership be dissolved, or (ii) there has been a material adverse change in the business of the Partnership, federal income tax law or other regulations applicable to the Partnership. Upon the occurrence of any one or more of the foregoing events and unless otherwise provided herein, the assets of the Partnership shall be sold and the Partnership terminated in accordance with Sections 16 and 17.
     In the event of the withdrawal, retirement, death, insanity, adjudication of bankruptcy, insolvency, dissolution, liquidation or removal of the General Partner, the holders of a majority of the Limited Partnership Units outstanding may vote to continue the Partnership and elect a new general partner in place of the General Partner to continue the business of the Partnership. In the event the Partnership is not governed by a provision analogous to Section 20 of the Uniform Limited Partnership act, a majority of the Limited Partnership Units outstanding may vote to continue the Partnership and elect a new general partner only if, prior to the occurrence of an event causing dissolution of the Partnership, it has been established by (i) the publication by the Internal Revenue Service of a regulation or revenue ruling; (ii) the judgment of a court of competent jurisdiction, and if such court is other than a United States Appellate Court the published acquiescence by the Internal Revenue Service in such judgment; (iii) receipt of a ruling with respect to the Partnership from the Internal Revenue Service obtained by the Partnership; or (iv) receipt by the Partnership or the Limited Partners of an opinion of counsel from counsel acceptable to the holders of a majority of the Units with respect to the Limited Partnership that for income tax purposes the reformation and continuation of this Partnership by a vote of less than all of the limited partners will not cause the Partnership to be taxed as an association taxable as a corporation. Expenses incurred in the reformation, or attempted reformation, of the Partnership shall be deemed expenses of the Partnership.
     16. Termination of the Partnership. The Partnership shall terminate when all assets owned by the Partnership shall have been disposed of, and the net proceeds therefrom, after payment of, or due provision for, all liabilities of the Partnership to creditors, shall have been distributed as provided in Section 17.
     17. Accounting, Winding-Up and Distribution. Upon the dissolution of the Partnership, other than upon any reformation of the Partnership pursuant to Section 15(a), a final statement shall be prepared by the Partnership’s certified public accountants as soon as practicable setting forth the assets and liabilities of the Partnership. A copy of such statement shall be furnished to each Partner within 90 days after such dissolution. Thereupon, all assets of the Partnership shall be liquidated as promptly as possible and the proceeds therefrom shall be distributed in the following order of priority: (a) to the payment of the debts and liabilities of the Partnership and the expenses of liquidation; (b) to the setting up of such reserves as the General Partner may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership arising out of or in connection with the Partnership; provided, however, that any such reserve shall be paid over by the General Partner to an escrow agent, to be held by such escrow agent for the purpose of disbursing such reserves in payment of any of the aforementioned contingencies and, at the expiration of such period as the General Partner shall deem advisable, to distribute the balance thereafter remaining in the manner hereinafter provided; (c) to the Limited Partners in respect to their share of Partnership profits; (d) to the Limited Partners in respect to their capital contributions; (e) to the General Partner in respect to any money then owed and for its share of profits; and (f) to the General Partner in respect to its capital contribution.
     18. Amendments. This Agreement may be amended or modified only by the consent of holders of a majority of the Partnership Interests outstanding; provided, however, that no amendment shall, without the affirmative consent of all of the Partners, (i) enlarge the obligations of any Partner under this Agreement; (ii) enlarge the responsibilities of the General Partner to the Limited Partners; or (iii) amend Sections 2, 7, 10, 15(a), 18 or 21. Unless otherwise provided in this Agreement, amendments may be proposed by (i) the General Partner, who shall, concurrently with the written notice required by Section 21 hereof, submit the text of the proposed amendment in writing to all Limited Partners together with an opinion of counsel as to the legality of the amendment, or (ii) Limited Partners holding no less than 10% of the Units outstanding, who shall, concurrently with the written consent to the General Partner required by Section 21 hereof, submit the proposed amendment in writing to the General Partner who in turn shall, within 60 days after the receipt of such proposal, submit the text of the proposed

Appendix B-1.7

amendment, together with its recommendation with respect thereto to all Limited Partners no more than 50 days nor less than 20 days prior to the time in which a meeting shall be held to vote on the proposed amendment. Notwithstanding any provision of this Agreement to the contrary, a writing to amend this Agreement to reflect the substitution or addition of a Partner may be signed by the General Partner and by the person (or his attorney under a power of attorney) to be substituted or added and shall be signed also by the assigning Limited Partner (or his attorney under a power of attorney) when a Limited Partner is to be substituted.
          19. Power of Attorney. Each Limited Partner makes, constitutes and appoints the General Partner, with full power of substitution, his true and lawful attorney for him and in his name, place and stead and for his use and benefit to sign, execute, certify, acknowledge, file and record this Agreement, and to sign, execute, certify, acknowledge, file and record all instruments amending this Agreement as now or hereafter amended that may be appropriate, including without limitation agreements or other instruments or documents (i) to reflect the exercise by the General Partner of any of the powers granted to it under this Agreement; (ii) to reflect any amendments duly made to the Agreement; (iii) to reflect the admission to the Partnership of a substituted Limited Partner or the withdrawal of any Partner, in the manner prescribed in this Agreement; and (iv) which may be required of the Partnership or of the Partners by the laws of the State of Delaware or any other jurisdiction or governmental agency. Each Limited Partner authorizes such attorney-in-fact to take any further action which such attorney-in-fact shall consider necessary or advisable in connection with any of the foregoing, hereby giving such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in and about the foregoing (including the power to consent to items (i), (ii), (iii) and (iv) above) as fully as such Limited Partner might or could do if personally present, and hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
          The foregoing power of attorney is a special power of attorney coupled with an interest and is irrevocable; may be exercised by such attorney-in-fact by listing all of the Limited Partners executing any agreement, certificate, instruction or documents with the single signature of such attorney-in-fact acting as attorney-in-fact for all of them; and, notwithstanding any provision of this Agreement to the contrary, shall survive the delivery of an assignment by a Limited Partner of the whole or a portion of his interest in the Partnership, until the assignee thereof becomes a substituted Limited Partner.
          20. Indemnification. The Partnership shall indemnify and save harmless the General Partner, its officers, directors, employees, designees and nominees from any loss or damage including legal fees and expenses and amounts paid in settlement incurred by such parties by reason of any omissions to act or acts performed by such parties on behalf of the Partnership or in furtherance of the Partnership’s interests, provided the General Partner or other person sued is successful in whole or in part, or the proceeding against him is settled with the approval of the court, and the court finds that his conduct fairly and equitably merits indemnity in the amount claimed.
          21. Meetings. For purposes of taking any action permitted under the Agreement, a Partnership meeting may be called by the General Partner or by the holders of 10% or more of the Units outstanding. Upon receipt by the General Partner of a written request, delivered either in person or by registered mail, executed by the holders of 10% or more of the Units outstanding and stating the purpose of the meeting, the General Partner shall provide all of the Limited Partners, within 10 days after receipt of such request, written notice (either in person or by registered mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after receipt of such request, at a time and place convenient to the Partners. For all meetings called at the instance of the General Partner, the General Partner shall provide all of the Limited Partners a written notice (either in person or by registered mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after the date of such written notice, at a time and place convenient to the Partners.
          22. Independent Activities. Any Partner, including the General Partner, may engage in any other profession or business of any nature and description independently or with others, whether or not such activity is competitive with the business of the Partnership.
          23. Right to Rely on Authority of General Partner. In no event shall any person dealing with the General Partner with respect to any property of the Partnership be obligated to see that the terms of this Agreement have been complied with, or be obligated to inquire into the necessity or expediency of any act or action of the General Partner; and every contract, agreement, deed, mortgage, lease, promissory note or other instrument or

Appendix B-1.8

document executed by the General Partner with respect to any property of the Partnership shall be conclusive evidence in favor of any and every person relying thereon or claiming thereunder that (i) at the time of the execution and/or delivery thereof the Partnership was in full force and effect; (ii) such instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Partnership and all of the Partners hereof, and (iii) the General Partner was duly authorized and empowered to execute and deliver any and every such instrument or document for and on behalf of the Partnership.
          24. Notices. All notices to Partners shall be directed as follows:

If to the General Partner:	Interfinancial Real Estate Management Company
General Partner
Urban Improvement Fund Limited 1974, LP
1201 Third Avenue, Suite 5400
Seattle, WA 98101
and if to a Limited Partner, at such Limited Partner’s address for purposes of notice which is set forth on Schedule A attached hereto (or to any changed address of which the Partnership is notified in writing). Notice given pursuant to this Section shall be deemed given: (1) on the date delivered by hand or overnight courier service; (2) on the date on which the same, addressed as provided, was postmarked after deposit in a regularly maintained receptacle for the deposit of United States mail; (3) if by facsimile telecommunication, when directed to a number at which the Partner has consented to receive notice; (4) if by electronic mail, when directed to an electronic mail address at which the Partner has consented to receive notice; (5) if by a posting on an electronic network together with separate notice to the Partner of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (6) if by any other form of electronic transmission, when directed to the Partner.
          25. Governing Law and Severability. This Agreement and the application or interpretation and enforcement hereof shall be governed exclusively by its terms and by the laws of the State of Delaware. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal, invalid or in conflict with the Act or the purposes of this Agreement for any reason whatsoever, such term or provision shall be ineffectual and void, and the validity of this remainder of the Agreement shall not be affected thereby.
          26. Miscellaneous. A creditor who makes a non-recourse loan to the Partnership must not have or acquire, at any time as a result of making the loan, any direct or indirect interest in the profits, capital, or property of the Partnership other than as a secured creditor. This Agreement may be signed in counterparts, all of which, taken together, shall constitute the entire Agreement among the parties hereto. Each of the parties hereto irrevocably waives any right such Partner may have to maintain any action for partition with respect to any assets of the Partnership.

Appendix B-1.9

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

GENERAL PARTNER:

INTERFINANCIAL REAL ESTATE MANAGEMENT COMPANY

By:

John M. Orehek, Senior Vice President

INITIAL LIMITED PARTNER:

SP Millennium L.L.C.

By: SP Special LLC, Manager
By: SP Real Estate LLC, its sole member
By: SP Investments II L.L.C., its sole member

By:
John M. Orehek, Manager

Appendix B-1.10

URBAN IMPROVEMENT FUND LIMITED 1974, LP
SCHEDULE A

		Partnership
Name	Address	Contribution	Number of Units
GENERAL PARTNER:
Interfinancial Real Estate Management Company, a Washington corporation	1201 Third Ave., Suite 5400 Seattle, WA 98101	$100	115

LIMITED PARTNERS:	(See attached pages)		11,394

Appendix B-1.11

APPENDIX B-2
URBAN IMPROVEMENT FUND LIMITED 1974, LP
AGREEMENT OF LIMITED PARTNERSHIP
     This Agreement (“Agreement”) is made as of ___, 2006 by and between Interfinancial Real Estate Management Company, a Washington corporation as general partner (the “General Partner”), and SP Millennium L.L.C., a Washington limited liability company, as initial limited partner (“Initial Limited Partner”). Each of the persons, in addition to the Initial Limited Partner who are admitted to the partnership created hereby (the “Partnership”) is referred to herein as a Limited Partner or collectively as the “Limited Partners.” The Partnership is formed pursuant to the Delaware Revised Uniform Limited Partnership Act as in effect in the State of Delaware (the “Act”).
     A. The General Partner filed a Certificate of Limited Partnership with the Delaware Secretary of State on ___, 2006, to form the Partnership.
     B. The General Partner is a general partner of Urban Improvement Fund Limited — 1974, a California limited partnership (the “Prior Partnership”).
     C. The Prior Partnership and the Partnership intend to enter into a Merger Agreement of even date herewith, pursuant to which the General Partner shall succeed to its general partnership interest in the Prior Partnership and the existing limited partners of the Prior Partnership will be admitted to the Partnership.
     WHEREAS, the parties now desire to establish the terms and conditions under which the Partnership will operate and be managed.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner and the Limited Partners (each, a “Partner” and collectively, the “Partners”) hereby agree as follows:
     1. Name and Principal Office. URBAN IMPROVEMENT FUND LIMITED 1974, LP, 1201 Third Avenue, Suite 5400, Seattle, Washington 98101. The principal office of the General Partner is 1201 Third Avenue, Suite 5400, Seattle, Washington 98101. The Partnership may also do business under any other names or in such other places as the General Partner may designate by written notice to the Limited Partners.
     2. Term. From the date of this Agreement to December 31, 2015 unless extended or sooner terminated as provided herein; provided, that such term shall not be extended beyond February 21, 2021.
     3. Purposes. (a) To acquire real or personal property (including debt and equity interests in any partnership, or joint venture which is a limited distribution entity as defined by Federal Housing Administration Rules and Regulations), for the purpose of (i) acquiring, financing, constructing, improving, managing and/or operating government-assisted or other housing projects (the “Projects”) or (ii) any other purpose authorized by this Agreement; (b) to hold, own, maintain, manage, improve, develop, operate, sell, transfer, convey, lease, mortgage, exchange or otherwise dispose of or deal in or with such property; and (c) to perform any acts to accomplish the foregoing purposes.
     4. Partnership Interests. The entire interest in the Partnership shall be divided into ~~no less than 5 and up to 200~~ 115 General Partner Interests and ~~up to 20,006~~  11,394 Limited Partnership Interests (all of which interests are collectively referred to as the “Units”) (the interest held by a partner in the Partnership may also be referred to as a “Partnership Interest” or “Limited Partnership Interest”). Following completion of the Merger Agreement, the name, address of, and number of Units held by, the General Partner and each Limited Partner will be as shown on Schedule A attached hereto. All Units shall, unless herein provided to the contrary, be treated equally for all purposes. Limited Partnership Units shall be nonassessable.

Appendix B-2.1

     5. Capital Contributions; Merger. The General Partner and the Initial Limited Partner have each contributed $100 to the capital of the Partnership but shall not be issued Units in connection therewith. Upon the closing of the Merger, as defined in the Merger Agreement, (i) the Partnership shall pay to the Initial Limited Partner and the General Partner the amount of $100 each, respectively; (ii) the Initial Limited Partner shall be treated as having had its interest in the Partnership redeemed; (iii) the limited partners of the Prior Partnership shall be admitted to the Partnership with capital accounts in such amount as they shall have in the Prior Partnership and (iv) the General Partner shall succeed to the capital account it had in the Prior Partnership. No partner is entitled to the return of all or any part of his contribution prior to partial or total liquidation of the Partnership, or to receive interest on such contribution. The “Capital Account” for each Unit as of any date is the cash contributed to the Partnership in respect of such Unit, properly adjusted to reflect as of such date profits, losses and cash distributions with respect to such Partnership Interest.
     6. Organizational Expenses. The Partnership shall pay all formation and organization expenses of the Partnership.
     7. Profits and Losses. The General Partner shall at all times have at least a 1% interest in each material item of income, gain, loss, deduction and credit, arising from its capital contributions. The Limited Partners shall share the remaining profits, losses and any special allocations in proportion to their respective Units of Limited Partnership Interests. For the purpose of Sections 702 and 704 of the Internal Revenue Code of 1954, or the corresponding sections of any future federal internal revenue law, or any similar tax law of any state or other jurisdiction, the determination of each Limited Partner’s distributive share of any Partnership item of income, gain, loss, deduction, credit or allowance for any Partnership accounting year or other period shall be made in accordance with the proportion that such Limited Partner’s Units bear to all Limited Partners’ Units outstanding. In the event of the transfer of a Unit, the distributive share of the aforesaid Partnership items (in respect of the Unit so transferred) shall be allocated between the transferor and the transferee in proportion to the number of days each held the Units during the year.
     8. Cash Distributions. The General Partner shall distribute annually substantially all of the Partnership’s net cash flow as defined herein. The General Partner shall be entitled to receive 1% of the net cash flow to be distributed and the Limited Partners shall receive, in proportion to their respective Units, the balance of the distributed cash flow. Net Cash Flow shall mean the Partnership’s share of all cash receipts derived from the ownership of a Project or interest therein (exclusive of any proceeds from the sale of Projects, financings or other extraordinary transactions not in the ordinary course of business) less (i) expenses, (ii) such reserves as the General Partner deems reasonably necessary for the proper operation of the Partnership’s business, and (iii) any expenditures authorized by this Agreement. The General Partner may at its discretion reinvest or distribute all or any portion of the proceeds from the disposition or refinancing of any Project or interest therein, provided that the Limited Partners shall have first received an amount sufficient to pay state and federal long-term capital gains taxes from the sale of such Project, if any, calculated at the maximum rate then in effect. To the extent that such proceeds are not reinvested or committed within 12 months from the date of the sale or refinancing, they shall be distributed. The General Partner shall designate a record date to determine Partners entitled to cash distributions, which shall not be less than 10 days nor more than 15 days before each cash distribution. The Partnership shall cause to be maintained records reflecting the name, address and number of Partnership Interests held by each Partner for the purpose of determining recipients of cash distributions and notices.
     9. The General Partner. A. Powers. The General Partner has complete discretion in the management and control of the business of the Partnership for the purposes herein stated and shall make all decisions affecting the business of the Partnership and shall manage and control the affairs of the Partnership to the best of its abilities and use its best efforts to carry out the purposes of the Partnership. The powers of the General Partner include, but are not limited to, the powers: (i) to expend the capital and profits of the Partnership in furtherance of the Partnership’s business; (ii) to acquire, hold (in the Partnership’s name or under any other title arrangement selected by the General Partner), lease, sell, mortgage, convey or refinance any real or personal property, including Projects or any interest therein, at such price and upon such terms, as it deems to be in the best interests of the Partnership, (iii) to borrow money and execute promissory notes and to secure the same by mortgage upon the Partnership’s property; (iv) to invest in short-term debt obligations (including obligations of federal and state governments and their agencies, commercial paper, and certificates of deposit of commercial banks, savings banks or savings and loan associations) such funds as are temporarily not required for investment in Projects or other Partnership property;

Appendix B-2.2

(v) to lend money in furtherance of the Partnership’s purposes; and (vi) to enter into and carry out agreements of any kind (provided, however, all contracts with the General Partner or its affiliates must provide for termination by the Partnership on 60 days written notice, without penalty) and to do any and all other acts and things necessary, proper, convenient or advisable to effectuate and carry out the purposes of the Partnership.
          B. Duties. The General Partner shall (i) devote such of its time as is deemed necessary to the affairs of the Partnership; (ii) file and publish all certificates, notices, statements or other instruments required by law for formation and operation of the Partnership in all appropriate jurisdictions; (iii) cause the Partnership to carry adequate public liability, property damage and other insurance all of which may name the General Partner as the sole insured; (iv) indemnify and hold the Partnership harmless from any loss, damage or liability due to, or arising out of, the General Partner’s breach of fiduciary duty; (v) maintain Capital Accounts on the books and records of the Partnership in respect of each Partnership Interest; and (vi) hold all funds and assets of the Partnership as a fiduciary for the exclusive use of the Partnership. The General Partner may become a Limited Partner and thereby become entitled to all of the rights of a Limited Partner to the extent of the Units so acquired; provided, however, that such acquisition of Units shall not reduce any liability of the General Partner under this Agreement.
          C. Investment Policies. Notwithstanding any provision in this Agreement to the contrary, it is understood and agreed that:
     (1) In conducting, carrying on and managing the business of the Partnership, the General Partner shall follow the following investment policies, which may only be changed, altered or amended in accordance with Section 18 hereof:

Appendix B-2.3

~~(i) except for interim commitments in short-term government obligations, certificates of deposit and tax-exempt notes and bonds, investments will be initially limited to interests in federal, state and local government-assisted housing projects (The Partnership may subsequently refinance or convert such Projects or interests therein to other uses with a view to realizing higher revenues or capital gains); (ii) Projects or interests therein will be acquired with a view toward maximizing tax deductions, with cash income and long-term appreciation at additional considerations, and not with a view to early resale; (iii) the Partnership will seek to avoid depreciation recapture and defer capital gains taxes by not selling any Projects or interests therein within ten years, except (a) to qualified tenant cooperatives as defined in the Internal Revenue Code, and (b) under circumstances described in the Prospectus of the Partnership relating to its public offering of Units of Limited Partnership Interests; (iv) the Partnership will not sell any Project, or interests therein, except exempted sales to qualified tenant groups, if the cash proceeds would be less than the taxes at the then maximum state and federal capital gains tax rates. (Upon such sales, the Partnership will distribute to the Partners from the proceeds sufficient cash to pay the state and federal capital gains tax at the then maximum rates and distribute to the Partners the balance of the proceeds.); (v) the Partnership may borrow money only against individual Projects to acquire Projects or interests therein, to defray expenses or preserve its interest in each individual Project or interest therein (It may not pledge or encumber other Projects for this purpose. Such borrowings will be limited to that amount for which the Partnership can reasonably expect to meet debt service requirements from anticipated net cash flow, as herein defined. The General Partner or its affiliates may make loans or advances for the acquisition of projects, but may not receive interest or other financing charges or fees in excess of the amounts which would be charged by unrelated banks on comparable loans for the same purpose in the locality of the project. No prepayment charge or penalty shall be required.); (vi) the Partnership will not issue senior securities, except as set forth in the preceding paragraph and even then only at par or as a premium, invest in other issuers for the purpose of exercising control (other than housing partnerships), or underwrite the securities of other issuers or offer Units in exchange for property; (vii) the Partnership may sell any or all of its portfolio of Projects or interests therein within any single year and may reinvest such proceeds in one or more Projects which meet the Partnership’s investment objectives and purposes; (viii) no loans will be made other than: (a) to developers in connection with the acquisition of Projects or interests therein (such loans may not aggregate in excess of 5% of the Partnership’s capital arising from the contributions set forth in Section 5 less the expenses set forth in Section 6), and (b) to limited distribution entities in which the Partnership has an equity interest (No loans will be made to the General Partner or its affiliates.); and (ix) commitments of Partnership funds will be contingent upon receipt of satisfactory FHA feasibility or equivalent letter. (No significant portion of the purchase price will be paid prior to initial FHA Endorsement (as presently defined by Federal Housing Administration Rules and Regulations)); (x) the Partnership will not purchase or lease a project or other investment if the General Partner or its affiliates has (or if any limited partnership in which the General Partner or its affiliates has an interest, has) any interest in such project or investment; (xi) the Partnership may sell or lease any project or other investment to the General Partner or its affiliates, at a purchase or lease price that is equal to or greater than the value of the project or investment as established by an independent MAI appraisal; provided that the General Partner and its affiliates will not receive any real estate brokerage fee or commission with respect to such sale or lease; (xii) the Partnership will not purchase projects or other investments in exchange for Units; (xiii) the Partnership shall not give the General Partner or its affiliates the exclusive right or employment to sell projects or other investments; (xiv) the Partnership may not pay the General Partner or its affiliates any commission in connection with the reinvestment of the proceeds of any resale, exchange or refinancing of any project; (xv) neither the General Partner, its affiliates nor any salesman or dealer offering units shall take any action in violation of Section 260.140.114.6 of Title 10 of the California Administrative Code; (xvi) the Partnership funds may not be commingled with the funds of others; (xvii) all expenses of the Partnership shall be billed directly to it, except organizational expenses which may be reimbursed; (xviii) the General Partner and its affiliates may not receive real estate fees or commissions from sale of projects to the Partnership; and (xix) the Partnership will not enter into any transaction or agreement with any Limited Partner, or any affiliate of a Limited Partner, if the Partnership would be prohibited pursuant to this Section 9C(1) from entering into a similar agreement or transaction with the General Partner or its affiliates.~~ (i) the assets of the Partnership shall be managed with the goal of maximizing the overall financial return to the Partnership consistent with sound business practices, which may be in the form of operating profits or increases of the value of the assets to enhance the return to the Partners upon liquidation of the Partnership; (ii) the Partnership may invest in, acquire from, sell to, loan funds to, enter into joint ventures with, or otherwise enter into transactions with other entities, including entities in which the General Partner or its affiliate has an economic interest, all in connection with real estate properties in the United States; (iii) in the event the General Partner authorizes one of these activities in connection with a real estate project or venture in which the General Partner or one of its affiliates has a financial interest, the transaction between the Partnership and the General Partner or its affiliate shall be on commercially reasonable, arms’ length terms; and (iv) any fees paid to the General Partner or any of its affiliates in connection with any of the operations of the Partnership in addition to those provided in Sections 9.E and 9.F, shall be on commercially reasonable, arms’ length terms for similar services.
     (2) The General Partner may delegate all or any of its powers, rights and obligations hereunder, and in furtherance of any such delegation may appoint, employ, contract or otherwise deal with any person for the transaction of the business of the Partnership, which persons may, under the supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.
          D. Substitution of General Partner. Upon notice to all the Partners, the General Partner may substitute in its stead as general partner any entity which has by merger, consolidation or otherwise acquired substantially all of its assets and assumed its obligations hereunder, provided, however, that any such substituted general partner, if it is a corporation, shall be able to satisfy the net worth requirements set forth below.
          E. Annual Management Fee. As compensation for services to the Partnership by the General Partner pursuant to the Agreement, the Partnership shall pay the General Partner an annual management fee based on a fixed percentage of 1/4 of 1% of the Partnership’s invested assets. The annual management fee may not exceed 50% of the Partnership’s annual net cash flow as defined in Section 8 hereof, subject to the payment of an annual minimum which shall be 1/2 of 1% of the gross offering proceeds. Management fees earned but unpaid accrue for payment in future years. The annual management fee shall be paid subject only to the annual minimum and the 50% limitation referred to above. Invested assets is defined as all costs of acquiring interests in projects, including the mortgages.
          F. Liquidation Fee and Brokerage Fees. Upon total or partial liquidation of the Partnership and distribution of the proceeds, the then General Partner will be entitled to a liquidation fee equal to the lesser of (i) 10% of the net proceeds in the Partnership from the sale of a project or (ii) 1% of the sales price (including the mortgage), plus 3% of the net proceeds after assumed taxes at the then maximum federal individual income and capital gains tax rates; provided, however, no part of such fee shall accrue, or be paid unless: (i) the Limited Partners’ share of the proceeds has been distributed to them, (ii) the Limited Partners shall have first received

Appendix B-2.4

an amount equal to their invested capital attributable in the project(s) sold, and (iii) the Limited Partners have received an amount sufficient to pay federal long-term capital gains taxes from the sale of the project(s), if any, calculated at the maximum rate then in effect. This fee may accrue but shall not be paid until the Limited Partners have received distributions equal to 100% of their capital investment.
               The General Partner or an affiliate thereof may act as a broker in connection with the sale of a Project, and if such person provides services in the sales effort, it may receive a commission equal to the amount of a competitive real estate commission, subject to a maximum payment to the General Partner or affiliate of 4% of the sales price of the Project (the total real estate commission to be paid by the Partnership to all persons in connection with the sale of a Project shall not exceed a competitive real estate commission for sales of similar types of property).
               In addition, in the event the General Partner or an affiliate provides services as a broker in connection with the refinancing of a Project, it may receive a fee equal to 4% of the refinancing amount; provided, that the total commission paid by the Partnership to all persons in connection with the refinancing of a Project shall not exceed a competitive fee for refinancing services in similar circumstances.
          G. Compensation as Expense. All compensation due the General Partner pursuant to this Paragraph shall be treated as an expense to the Partnership.
          H. Payment to Others. The General Partner may pay compensation to any entity selected by it to perform any of the management functions set forth above.
          I. Net Worth Covenant. The General Partner covenants with the Limited Partners that it will maintain a net worth equal to or greater than the net worth presently required by the Internal Revenue Service of corporations acting as general partner of limited partnerships in order to qualify the Partnership for the benefits of taxation as a partnership and not as an association taxable as a corporation.
          J. Other Services. General overhead and administrative expenses of the General Partner will not be charged to the Partnership. However, the Partnership will bear all direct costs and expenses incurred in the conduct of its business, including without limitation, all costs and expenses for legal, audit, accounting and other technical and professional services, reports and other communications to investors, printing, postage, telephone and telegraph, travel, insurance, interest, messengers, office supplies, data processing, taxes, permits and licenses. In the event the General Partner or its affiliates perform property management services for the Partnership, any compensation received or paid by the Partnership for such services will be at competitive prices and on terms no less favorable than available from non-affiliated persons rendering comparable services. The Partnership does not have officers and directors of its own and salaries paid by the General Partner and its affiliates to their respective officers and directors will not be charged to the Partnership. If the General Partner or its affiliates incur costs or acquire goods and materials for the benefit of the Partnership such as computer time, the General Partner or its affiliates will be reimbursed for such actual costs by the Partnership. Neither the General Partner nor its affiliates may receive insurance brokerage fees or write insurance policies covering the Partnership or any projects or other investments of the Partnership.
     10. The Limited Partners. No Limited Partner shall take part in the control or management of the business of the Partnership or transact any business in the name of the Partnership. No Limited Partner shall be subject to calls or assessments for cash contributions nor shall any Limited Partner in his capacity as such be bound by, or be personally liable for, any expense, liability or obligation of the Partnership, except to the extent of his contribution to the capital of the Partnership as adjusted and reflected in his Capital Account.
     The General Partner may be removed without cause by the affirmative vote of the holders of a majority of the Units outstanding. Expenses incurred in the removal, or attempted removal, of the General Partner shall be deemed expenses of the Partnership.
     11. Books, Records and Reports. The Partnership’s books and records and this Agreement and all amendments thereto shall be maintained at the principal office of the Partnership and shall be open to the reasonable inspection and examination of the Partners or their duly authorized representatives. Such books and records shall be

Appendix B-2.5

kept on a cash basis in accordance with sound accounting principles. The General Partner will make available and mail to Limited Partners, upon written request, a current list of the names and addresses of, and Units owned by, all Limited Partners. Any Partner or his duly authorized representative shall have the right to a private audit of the books and records of the Partnership to be conducted at such Partner’s expense at reasonable times after due notice.
          The General Partner will send the following reports to each person who held a Partnership Interest during the period covered by such report:
     ~~(a) A quarterly report within 60 days following the end of each calendar quarter which shall not be audited but shall contain a balance sheet, a statement of income for the quarter then ended, a cash flow statement for the quarter then ended, and any other pertinent information regarding the Partnership and its activities during the quarter covered thereby.~~
     ~~(b) A report within 60 days of the end of each quarter during which the General Partner or its affiliates receives fees for services, including acquisition fees, containing a detailed statement setting forth the services rendered, or to be rendered, and the amount of the fees received.~~
     (a) A report within ~~75~~ 90 days after the end of each of the Partnership’s fiscal years containing all information necessary for the preparation of the limited partners’ federal income tax returns.
     (b) An annual report within ~~120~~ 180 days after the end of each of the Partnership’s fiscal years containing (1) a balance sheet as of the end of the fiscal year, and a statement of income, partner’s equity and changes in the financial position and a cash flow statement for the year then ended, all of which, except for the cash flow statement, shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an unqualified opinion of an independent certified public accountant or independent accountant, (2) a report of the activities of the Partnership during the period covered by the report, and (3) if projections have been provided to the holders of Limited Partnership Interests, a table comparing the projections previously provided with the actual results during the period covered by the report. Such report will set forth distributions to limited partners for the period covered thereby, and shall separately identify distributions from cash flow from operations during the period, cash flow from operations during a prior period which had been held as reserves, proceeds from disposition of property and investments, and lease payments on net leases with builders and sellers.
          12. Banking. All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or any person authorized so to do by the General Partner.
          13. Accounting Year. The accounting year of the Partnership shall be the calendar year or such other fiscal year as the General Partner may select.
          14. Transfer of Limited Partnership Units. Subject to compliance with applicable state securities (blue sky) laws, a Limited Partner may sell, assign or transfer the whole or a part of his Limited Partnership Interest (not less than whole Units) only upon the following conditions: (1) a Unit may be assigned only with the consent of the General Partner and assignments will be recognized by the Partnership only effective the first day of the calendar month following receipt by the General Partner of the notice of assignment; (2) the transfer of the Limited Partnership Units shall be accomplished by an instrument in writing, in form and substance satisfactory to the General Partner. which writing shall set forth the intention that the purchaser is to be a substituted Limited Partner; (3) a counterpart of the instrument of transfer, executed and acknowledged by the transferor Limited Partner shall be delivered to the General Partner; (4) any assignment of Units must be in compliance with applicable state securities (blue sky) laws; (5) no assignments will be permitted if such assignments would result in 50% or more of the Units being transferred within a twelve-month period; (6) the Partnership may charge the assigning Limited Partner a fee not exceeding $150 to defray the costs of effecting the transfer of his interest in the Partnership; and (7) the transferor and the purchaser shall execute and deliver to the General Partner an amended Certificate and Agreement of Limited Partnership.

Appendix B-2.6

          An assigning Limited Partner shall have the right to designate his assignee as a substituted Limited Partner in an executed and acknowledged written instrument of assignment, however the Partnership will not amend this Agreement and/or Certificate until the first day of the next calendar quarter.
          An assignment by any Limited Partner of all or a part of his Limited Partnership Units, whether or not in compliance with the terms of the Agreement, shall not cause or constitute a dissolution of the Partnership.
          15. Dissolution of Partnership. The Partnership shall be dissolved upon the expiration of the term of the Partnership as provided in Section 2 or upon (a) the withdrawal, retirement, death, insanity, adjudication of bankruptcy, insolvency, dissolution, liquidation or removal of the General Partner or, (b) the vote of the holders of a majority of the Units outstanding to dissolve the Partnership prior to the end of its term. For the purpose of obtaining the required vote, the General Partner shall be required to transmit to all Partners of record, at least 15 days prior to the date fixed for holding a Partnership meeting, a report setting forth the pros, cons, estimated liquidation values and specific recommendations concerning liquidation of the Partnership, at any time that (i) a request has been made by the holders of at least 10% of the Units outstanding that the Partnership be dissolved, or (ii) there has been a material adverse change in the business of the Partnership, federal income tax law or other regulations applicable to the Partnership. Upon the occurrence of any one or more of the foregoing events and unless otherwise provided herein, the assets of the Partnership shall be sold and the Partnership terminated in accordance with Sections 16 and 17.
          In the event of the withdrawal, retirement, death, insanity, adjudication of bankruptcy, insolvency, dissolution, liquidation or removal of the General Partner, the holders of a majority of the Limited Partnership Units outstanding may vote to continue the Partnership and elect a new general partner in place of the General Partner to continue the business of the Partnership. In the event the Partnership is not governed by a provision analogous to Section 20 of the Uniform Limited Partnership act, a majority of the Limited Partnership Units outstanding may vote to continue the Partnership and elect a new general partner only if, prior to the occurrence of an event causing dissolution of the Partnership, it has been established by (i) the publication by the Internal Revenue Service of a regulation or revenue ruling; (ii) the judgment of a court of competent jurisdiction, and if such court is other than a United States Appellate Court the published acquiescence by the Internal Revenue Service in such judgment; (iii) receipt of a ruling with respect to the Partnership from the Internal Revenue Service obtained by the Partnership; or (iv) receipt by the Partnership or the Limited Partners of an opinion of counsel from counsel acceptable to the holders of a majority of the Units with respect to the Limited Partnership that for income tax purposes the reformation and continuation of this Partnership by a vote of less than all of the limited partners will not cause the Partnership to be taxed as an association taxable as a corporation. Expenses incurred in the reformation, or attempted reformation, of the Partnership shall be deemed expenses of the Partnership.
          16. Termination of the Partnership. The Partnership shall terminate when all assets owned by the Partnership shall have been disposed of, and the net proceeds therefrom, after payment of, or due provision for, all liabilities of the Partnership to creditors, shall have been distributed as provided in Section 17.
          17. Accounting, Winding-Up and Distribution. Upon the dissolution of the Partnership, other than upon any reformation of the Partnership pursuant to Section 15(a), a final statement shall be prepared by the Partnership’s certified public accountants as soon as practicable setting forth the assets and liabilities of the Partnership. A copy of such statement shall be furnished to each Partner within 90 days after such dissolution. Thereupon, all assets of the Partnership shall be liquidated as promptly as possible and the proceeds therefrom shall be distributed in the following order of priority: (a) to the payment of the debts and liabilities of the Partnership and the expenses of liquidation; (b) to the setting up of such reserves as the General Partner may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership arising out of or in connection with the Partnership; provided, however, that any such reserve shall be paid over by the General Partner to an escrow agent, to be held by such escrow agent for the purpose of disbursing such reserves in payment of any of the aforementioned contingencies and, at the expiration of such period as the General Partner shall deem advisable, to distribute the balance thereafter remaining in the manner hereinafter provided; (c) to the Limited Partners in respect to their share of Partnership profits; (d) to the Limited Partners in respect to their capital contributions; (e) to the General Partner in respect to any money then owed and for its share of profits; and (f) to the General Partner in respect to its capital contribution.

Appendix B-2.7

          18. Amendments. This Agreement may be amended or modified only by the consent of holders of a majority of the Partnership Interests outstanding; provided, however, that no amendment shall, without the affirmative consent of all of the Partners, (i) enlarge the obligations of any Partner under this Agreement; (ii) enlarge the responsibilities of the General Partner to the Limited Partners; or (iii) amend Sections 2, 7, 10, 15(a), 18 or 21. Unless otherwise provided in this Agreement, amendments may be proposed by (i) the General Partner, who shall, concurrently with the written notice required by Section 21 hereof, submit the text of the proposed amendment in writing to all Limited Partners together with an opinion of counsel as to the legality of the amendment, or (ii) Limited Partners holding no less than 10% of the Units outstanding, who shall, concurrently with the written consent to the General Partner required by Section 21 hereof, submit the proposed amendment in writing to the General Partner who in turn shall, within 60 days after the receipt of such proposal, submit the text of the proposed amendment, together with its recommendation with respect thereto to all Limited Partners no more than 50 days nor less than 20 days prior to the time in which a meeting shall be held to vote on the proposed amendment. Notwithstanding any provision of this Agreement to the contrary, a writing to amend this Agreement to reflect the substitution or addition of a Partner may be signed by the General Partner and by the person (or his attorney under a power of attorney) to be substituted or added and shall be signed also by the assigning Limited Partner (or his attorney under a power of attorney) when a Limited Partner is to be substituted.
          19. Power of Attorney. Each Limited Partner makes, constitutes and appoints the General Partner, with full power of substitution, his true and lawful attorney for him and in his name, place and stead and for his use and benefit to sign, execute, certify, acknowledge, file and record this Agreement, and to sign, execute, certify, acknowledge, file and record all instruments amending this Agreement as now or hereafter amended that may be appropriate, including without limitation agreements or other instruments or documents (i) to reflect the exercise by the General Partner of any of the powers granted to it under this Agreement; (ii) to reflect any amendments duly made to the Agreement; (iii) to reflect the admission to the Partnership of a substituted Limited Partner or the withdrawal of any Partner, in the manner prescribed in this Agreement; and (iv) which may be required of the Partnership or of the Partners by the laws of the State of Delaware or any other jurisdiction or governmental agency. Each Limited Partner authorizes such attorney-in-fact to take any further action which such attorney-in-fact shall consider necessary or advisable in connection with any of the foregoing, hereby giving such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in and about the foregoing (including the power to consent to items (i), (ii), (iii) and (iv) above) as fully as such Limited Partner might or could do if personally present, and hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
          The foregoing power of attorney is a special power of attorney coupled with an interest and is irrevocable; may be exercised by such attorney-in-fact by listing all of the Limited Partners executing any agreement, certificate, instruction or documents with the single signature of such attorney-in-fact acting as attorney-in-fact for all of them; and, notwithstanding any provision of this Agreement to the contrary, shall survive the delivery of an assignment by a Limited Partner of the whole or a portion of his interest in the Partnership, until the assignee thereof becomes a substituted Limited Partner.
          20. Indemnification. The Partnership shall indemnify and save harmless the General Partner, its officers, directors, employees, designees and nominees from any loss or damage including legal fees and expenses and amounts paid in settlement incurred by such parties by reason of any omissions to act or acts performed by such parties on behalf of the Partnership or in furtherance of the Partnership’s interests, provided the General Partner or other person sued is successful in whole or in part, or the proceeding against him is settled with the approval of the court, and the court finds that his conduct fairly and equitably merits indemnity in the amount claimed.
          21. Meetings. For purposes of taking any action permitted under the Agreement, a Partnership meeting may be called by the General Partner or by the holders of 10% or more of the Units outstanding. Upon receipt by the General Partner of a written request, delivered either in person or by registered mail, executed by the holders of 10% or more of the Units outstanding and stating the purpose of the meeting, the General Partner shall provide all of the Limited Partners, within 10 days after receipt of such request, written notice (either in person or by registered mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after receipt of such request, at a time and place convenient to the Partners. For all meetings called at the instance of the General Partner, the General Partner shall provide all of the Limited Partners a written notice (either

Appendix B-2.8

in person or by registered mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after the date of such written notice, at a time and place convenient to the Partners.
     22. Action Taken Without Meeting; Methods of Communication.
          A. Any action required to be taken at a Partnership meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by Partners holding outstanding Units of the Partnership having not less than the minimum number of Units that would be necessary to authorize or take such action at a meeting at which all Units entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the General Partner by delivery to its registered office, its principal place of business, or an officer or agent of the General Partner. Delivery made to a General Partner’s registered office shall be by hand, by overnight courier service, or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each Partner who signs the consent, and no written consent shall be effective to take the action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section to the General Partner, written consents signed by a sufficient number of Partners to take action are delivered to the General Partner in accordance with this Section. Prompt notice of the taking of the action without a meeting by less than unanimous written consent shall be given to those Partners who have not consented in writing.
          B. A telegram, cablegram or other electronic transmission consent to an action to be taken and transmitted by a Partner, or by a person or persons authorized to act for a Partner, shall be deemed to be written, signed and dated for the purposes of this Section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the General Partner can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the Partner or by a person or persons authorized to act for the Partner, and (ii) the date on which such Partner or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the General Partner. Delivery made to the General Partner’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the General Partner or to an officer or agent of the General Partner.
          C. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
     23. Independent Activities. Any Partner, including the General Partner, may engage in any other profession or business of any nature and description independently or with others, whether or not such activity is competitive with the business of the Partnership.
     24. Right to Rely on Authority of General Partner. In no event shall any person dealing with the General Partner with respect to any property of the Partnership be obligated to see that the terms of this Agreement have been complied with, or be obligated to inquire into the necessity or expediency of any act or action of the General Partner; and every contract, agreement, deed, mortgage, lease, promissory note or other instrument or document executed by the General Partner with respect to any property of the Partnership shall be conclusive evidence in favor of any and every person relying thereon or claiming thereunder that (i) at the time of the execution and/or delivery thereof the Partnership was in full force and effect; (ii) such instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Partnership and all of the Partners hereof, and (iii) the General Partner was duly authorized and empowered to execute and deliver any and every such instrument or document for and on behalf of the Partnership.
     25. Notices. All notices to Partners shall be directed as follows:

Appendix B-2.9

If to the General Partner:	Interfinancial Real Estate Management Company
General Partner
Urban Improvement Fund Limited 1974, LP
1201 Third Avenue, Suite 5400
Seattle, WA 98101
and if to a Limited Partner, at such Limited Partner’s address for purposes of notice which is set forth on Schedule A attached hereto (or to any changed address of which the Partnership is notified in writing). Notice given pursuant to this Section shall be deemed given: (1) on the date delivered by hand or overnight courier service; (2) on the date on which the same, addressed as provided, was postmarked after deposit in a regularly maintained receptacle for the deposit of United States mail; (3) if by facsimile telecommunication, when directed to a number at which the Partner has consented to receive notice; (4) if by electronic mail, when directed to an electronic mail address at which the Partner has consented to receive notice; (5) if by a posting on an electronic network together with separate notice to the Partner of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (6) if by any other form of electronic transmission, when directed to the Partner.
          26. Governing Law and Severability. This Agreement and the application or interpretation and enforcement hereof shall be governed exclusively by its terms and by the laws of the State of Delaware. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal, invalid or in conflict with the Act or the purposes of this Agreement for any reason whatsoever, such term or provision shall be ineffectual and void, and the validity of this remainder of the Agreement shall not be affected thereby.
          27. Miscellaneous. A creditor who makes a non-recourse loan to the Partnership must not have or acquire, at any time as a result of making the loan, any direct or indirect interest in the profits, capital, or property of the Partnership other than as a secured creditor. This Agreement may be signed in counterparts, all of which, taken together, shall constitute the entire Agreement among the parties hereto. Each of the parties hereto irrevocably waives any right such Partner may have to maintain any action for partition with respect to any assets of the Partnership.
          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

GENERAL PARTNER:

INTERFINANCIAL REAL ESTATE MANAGEMENT COMPANY

By:

John M. Orehek, Senior Vice President

INITIAL LIMITED PARTNER:

SP Millennium L.L.C.

By: SP Special LLC, Manager
By: SP Real Estate LLC, its sole member
By: SP Investments II L.L.C., its sole member

By:
John M. Orehek, Manager

Appendix B-2.10

URBAN IMPROVEMENT FUND LIMITED 1974, LP
SCHEDULE A

		Partnership
Name	Address	Contribution	Number of Units
GENERAL PARTNER:
Interfinancial Real Estate Management Company, a Washington corporation	1201 Third Ave., Suite 5400 Seattle, WA 98101	$100	115

LIMITED PARTNERS:	(See attached pages)		11,394

Appendix B-2.11

APPENDIX C
AGREEMENT OF MERGER
BETWEEN
URBAN IMPROVEMENT FUND LIMITED-1974, a California limited partnership, with and into
URBAN IMPROVEMENT FUND LIMITED 1974, LP, a Delaware limited partnership
     This Agreement of Merger (this “Agreement”) is made as of the [___] day of ___, 2006, by and between Urban Improvement Fund Limited-1974, a California limited partnership (the “Prior Partnership”), and Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership (the “Partnership”).
RECITALS
     A. The Prior Partnership is a limited partnership organized under the laws of the State of California pursuant to a certificate of limited partnership filed on January 13, 1974.
     B. The Partnership is a limited partnership organized under the laws of the State of Delaware pursuant to filing of a certificate of limited partnership on [___], 2006.
     C. The consent to the Merger (as defined below) of the limited partners holding more than fifty percent (50%) of the outstanding limited partnership interests (“Majority-In-Interest”) of the Prior Partnership to the Merger must be obtained by the Prior Partnership prior to its participation in the Merger.
     D. Subject to the terms and conditions hereinafter set forth, the parties intend that the Prior Partnership merge with and into the Partnership (the “Merger”) pursuant to the terms and conditions set forth herein and in accordance with the statutory merger provisions of the California Revised Limited Partnership Act (the “Act”) which are set forth in §§ 15678.1-15679.14 of the Corporations Code, and that upon the Effective Time (as defined herein) of the Merger, all of the partnership interests of the Prior Partnership issued and outstanding immediately prior to the Effective Time will be canceled, and the holders thereof shall receive partnership interests in the Partnership in accordance with the applicable exchange ratios set forth in Section 4.1 of this Agreement.
     E. The parties desire to enter this Agreement to evidence the terms, provisions, representations, warranties, covenants and conditions upon which the Merger will be consummated.
     NOW, THEREFORE, in consideration of these premises and of the mutual provisions, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

Appendix C.1

AGREEMENT
ARTICLE 1
DEFINITIONS
     1.1 Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings specified, unless the context expressly or by necessary implication requires otherwise:
          (a) “Act” shall mean the California Revised Limited Partnership Act, as now adopted or as may be hereafter amended.
          (b) “Capital Account” shall have the meaning ascribed to it in the Partnership Agreement.
          (c) “Certificate of Merger” shall have the meaning set forth in Corporations Code §15678.4.
          (d) “Closing” shall have the meaning ascribed to it in Section 2.1.
          (e) “Corporations Code” shall mean the California Corporations Code, as amended from time to time.
          (f) “Effective Time” shall have the meaning ascribed to it in Section 2.2.
          (g) “General Partner” shall mean Interfinancial Real Estate Management Company, a Washington corporation.
          (h) “Governmental Entity” shall have the meaning ascribed to it in Section 5.5.
          (i) “Initial Limited Partner” shall mean SP Millennium L.L.C., a Washington limited liability company.
          (j) “IREMCO” shall mean Interfinancial Real Estate Management Company, a Washington corporation and the general partner of the Prior Partnership and the Partnership.
          (k) “Limited Partner” shall mean any Person or Persons who are to be admitted to the Partnership as a limited partner upon the Closing of the Merger pursuant to the terms of this Agreement and the Partnership Agreement, including the General Partner to the extent that it acquires any Limited Partner Units, and all references in this Agreement to Limited Partners will include references to the General Partner in respect of such Units.
          (l) “Majority-In-Interest” shall have the meaning ascribed to it in the recitals.
          (m) “Merger” shall have the meaning ascribed to it in the recitals.
          (n) “Partnership” shall have the meaning ascribed to it in the recitals.
          (o) “Partnership Agreement” shall mean the Agreement of Limited Partnership of Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership dated as of [___], 2006.
          (p) “Person” shall mean any natural person, partnership, corporation, association, trust or other legal entity.

Appendix C.2

          (q) “Prior Limited Partners” shall mean the Persons who are limited partners of the Prior Partnership immediately prior to the Effective Time.
          (r) “Prior Outstanding Units” shall mean units of partnership interest in the Prior Partnership outstanding immediately prior to the Effective Time.
          (s) “Prior Partners” shall mean the Persons who are partners (limited or general) of the Prior Partnership immediately prior to the Effective Time.
          (t) “Prior Partnership” shall have the meaning ascribed to it in the recitals.
          (u) “Prior Partnership Unit” means a unit of partnership interest in the Prior Partnership.
          (v) “SEC” shall mean the Securities and Exchange Commission.
          (w) “Surviving Entity” shall mean the Partnership.
          (x) “Unit” shall mean a unit of partner interest in the Partnership issued pursuant to the Partnership Agreement.
          (y) “Unitholders” shall mean the Limited Partners in respect of their Units and the General Partner in respect of its Units. The General Partner also holds Units as a Limited Partner.
     1.2 Other Definitions. In addition to the terms defined in Section 1.1, certain other terms are defined elsewhere in this Agreement. Such other terms have their respective defined meanings, unless the context expressly or by necessary implication requires otherwise.
ARTICLE 2
THE MERGER
     2.1 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall be held on such date as the Prior Partnership and the Partnership shall mutually agree. The Closing shall be held at the offices of Riddell Williams P.S. located at 1001 Fourth Avenue, Suite 4500, Seattle, WA at 10:00 a.m. on such date, or at such other time and place as the parties may agree upon in writing.
     2.2 Effective Time. Subject to the terms and conditions of this Agreement, at or prior to the Closing, both the Prior Partnership and the Partnership shall execute and deliver a Certificate of Merger in substantially the form attached hereto as Exhibit A (the “Certificate of Merger”). The Merger shall become effective upon the date and time set forth in the Certificate of Merger filed with the California Secretary of State and the Delaware Secretary of State (the “Effective Time”). The Effective Time is currently proposed to be [_________], 2006, which date may be extended by the parties hereto but no later than [___], 2006.
     2.3 Consequences of the Merger.

Appendix C.3

          (a) General Consequences of Merger. Upon the Effective Time, (a) the separate existence of the Prior Partnership shall cease, the Prior Partnership shall be merged with and into the Partnership, and the Partnership shall be the surviving entity; (b) each and every Prior Partner shall be automatically admitted as a Partner of the Partnership and shall have the rights under, be bound by and be subject to the terms and conditions of the Partnership Agreement as a Limited Partner or General Partner, as applicable; and (c) the Merger shall, from and after the Effective Time, have all the effects provided by applicable law, including without limitation, Corporations Code § 15678.6 which provides in pertinent part that (i) the separate existence of the Prior Partnership ceases and the Partnership shall succeed, without other transfer, act, or deed, to all the rights and property of the Prior Partnership and shall be subject to all the debts and liabilities thereof in the same manner as if the Partnership itself incurred them; and (ii) all rights of creditors and all liens upon the property of the Prior Partnership shall be preserved unimpaired, provided that such liens upon property of the Prior Partnership shall be limited to the property affected thereby immediately prior to the Effective Time. Following the Merger, the separate existence of the Prior Partnership shall thereupon cease and the Partnership shall be the Surviving Entity of the Merger and shall continue in existence under the laws of the State of Delaware.
          (b) Tax Treatment of Merger. The parties hereto acknowledge and agree that for federal income tax purposes the Merger will be treated as follows:
               (i) the Prior Partnership will be deemed to have obtained as a result of the Merger an initial Capital Account balance in the Partnership reflecting the tax bases of the assets so treated as contributed by the Prior Partnership to the Partnership;
               (ii) each Prior Partner will have an initial Capital Account balance in the Partnership equal to its proportionate share of such initial Capital Account balance so deemed obtained by the Prior Partnership; and
               (iii) in accordance with the foregoing, the initial Capital Account balances of the Partners immediately following the Effective Time shall be the same as immediately before the Effective Time.
     2.4 Dissenters Rights. Article 7.6 of the Act (which sets forth dissenting limited partners’ rights) does not apply to limited partnerships formed prior to 1991. Since the Prior Partnership was formed in 1974, the Prior Limited Partners do not have dissenters’ rights in connection with the Merger.
     2.5 Further Acts After Effective Time. If, at any time after the Effective Time, the Partnership considers or is advised that any deeds, bills of sale, assignments, assurances, or any other actions or things are necessary or desirable to vest, perfect, or confirm of record or otherwise in the Partnership its rights, title, or interest in, to, or under any of the rights, properties, or assets of the Prior Partnership to be acquired by the Partnership as a result of, or in connection with, the Merger or to otherwise carry out this Agreement, the General Partner of the Partnership shall and will be authorized to execute and deliver, in the name and on behalf of the Prior Partnership all such deeds, bills of sale, assignments, and assurances, and to take and do, in the name and on behalf of the Prior Partnership all such other actions and things as may be necessary or desirable to vest, perfect, or confirm any and all rights, title and interest in, to, and under such rights, properties or assets in the Partnership or to otherwise carry out this Agreement.

Appendix C.4

ARTICLE 3
CERTIFICATE OF LIMITED PARTNERSHIP AND PARTNERSHIP AGREEMENT
     3.1 Certificate of Limited Partnership. The Certificate of Limited Partnership of the Partnership in effect immediately prior to the Effective Time shall be the Certificate of Limited Partnership of the Surviving Entity unless and until amended as provided by law and the Partnership Agreement of the Partnership.
     3.2 Partnership Agreement. The limited partnership agreement of the Partnership in effect immediately prior to the Effective Time shall be the partnership agreement of the Surviving Entity unless and until amended or revoked as provided by law, the Certificate of Limited Partnership of the Surviving Entity or by the Partnership Agreement of the Partnership.
ARTICLE 4
MANNER AND BASIS OF CONVERTING
PARTNERSHIP INTERESTS OF THE PRIOR PARTNERSHIP
     4.1 Exchange of Equity Interests of the Prior Partnership. As of the Effective Time, by virtue of the Merger and without any action on the part of any partner of the Prior Partnership or the Partnership:
          (a) Partners/Unitholders. With respect to the Prior Partnership, each Prior Partnership Unit outstanding and held by IREMCO as the General Partner immediately prior to the Effective Time shall be exchanged into 1.0 Unit of the Partnership, and each Prior Partnership Unit outstanding and held by Limited Partners (including interests held by IREMCO as a Limited Partner) immediately prior to the Effective Time shall be exchanged into 1.0 Unit of the Partnership.
          (b) Adjustment of Exchange Ratios. If, between the date of this Agreement and the Effective Time, the Prior Outstanding Units of the Prior Partnership are changed into a different number of units or a different class by reason of any reclassification, recapitalization, split, combination, exchange, or readjustment, the exchange ratios set forth in Section 4.1(a) shall be correspondingly adjusted.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF
THE PRIOR PARTNERSHIP
     The Prior Partnership represents and warrants to the Partnership as of the date hereof as follows:
     5.1 Organization and Good Standing. The Prior Partnership is a limited partnership duly organized, validly existing and in good standing organized under the laws of the State of California. The Prior Partnership has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and possesses all licenses, franchises, rights and privileges material to the conduct of its business.
     5.2 Capitalization. The Prior Outstanding Units for the Prior Partnership are set forth in Exhibit B. All of the Prior Outstanding Units are validly issued, duly authorized, fully paid and nonassessable.
     5.3 Obligations With Respect to Partnership Interests. Except as set forth in Section 5.2, there are no equity securities of any class of Prior Partnership interest, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance, or outstanding. There are not any

Appendix C.5

options, warrants, calls, rights, commitments or agreements of any character to which Prior Partnership is a party or by which it is bound obligating the Prior Partnership to issue, deliver, or sell, or cause to be issued, delivered, or sold, additional partnership interests or obligating the Prior Partnership to grant, extend or enter into any such option, warrant, call, right, commitment, or agreement.
     5.4 Authority; No Conflict. Subject to obtaining the requisite limited partner consent, the Prior Partnership has all requisite power and authority to enter this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the general partner of the Prior Partnership and no further partnership action is required to approve this Agreement except the consent of a Majority-In-Interest of the limited partners of the Prior Partnership. This Agreement has been duly executed and delivered by the Prior Partnership and constitutes a valid and binding obligation of Prior Partnership, enforceable in accordance with its terms, subject to obtaining limited partner consents and, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by the availability of equitable remedies and defenses. The execution and delivery of this Agreement or the transactions contemplated hereby will not conflict with, or result in any violation of or default under, or give rise to a right of termination, cancellation, or acceleration of any obligation or to loss of a material benefit under (a) any provision of the Prior Partnership’s certificate of limited partnership or partnership agreement or (b) any material agreement or instrument, permit, license, judgment, order, statute, rule, or regulation applicable to Prior Partnership or its properties or assets, other than any such conflicts, violations, defaults, terminations, cancellations, or accelerations which individually or in the aggregate would not have a material adverse effect on the Prior Partnership.
     5.5 Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any court, administrative agency, commission, or other governmental authority or instrumentality (a “Governmental Entity”), is required with respect to the Prior Partnership in connection with the execution and delivery of this Agreement by the Prior Partnership or the consummation by the Prior Partnership of the transactions contemplated hereby, except for (a) the filing of the Certificate of Merger with the California Secretary of State, and appropriate documents with the relevant authorities of other states in which the Prior Partnership is qualified to do business, (b) such consents, approvals, orders, authorizations, registrations, declarations, and filings as may be required under applicable state and federal securities laws, and (c) such other consents, authorizations, filings, approvals, and registrations which if not obtained or made would not have a material adverse effect on the Prior Partnership.
ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF PARTNERSHIP
     Partnership represents and warrants to the Prior Partnership as of the date hereof as follows:
     6.1 Organization and Good Standing. The Partnership is a limited partnership duly organized, validly existing and in good standing organized under the laws of the State of Delaware. The Partnership has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and possesses all licenses, franchises, rights and privileges material to the conduct of its business.
     6.2 Partners. IREMCO is the sole general partner of the Partnership. Without giving effect to the transactions contemplated by this Agreement, the Initial Limited Partner is the sole limited partner of the Partnership.

Appendix C.6

     6.3 Authority; No Conflict. The Partnership has all requisite power and authority to enter this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Partnership of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the General Partner and by the requisite vote or consent of the limited partner of the Partnership. This Agreement has been duly executed and delivered by Partnership and constitutes a valid and binding obligation of Partnership, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by the availability of equitable remedies and defenses. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of or default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under (a) any provision of the certificate of limited partnership or partnership agreement of Partnership, or (b) any material agreement or instrument, permit, license, judgment, order, statute, rule, or regulation applicable to Partnership or its properties or assets, other than any such conflicts, violations, defaults, terminations, cancellations, or accelerations which individually or in the aggregate would not have a material adverse effect on Partnership.
     6.4 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required with respect to Partnership in connection with the execution and delivery of this Agreement by Partnership or the consummation by Partnership of the transactions contemplated hereby, except for (a) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Partnership is qualified to do business, (b) such consents, approvals, orders, authorizations, registrations, declarations, and filings as may be required under applicable state and federal securities laws, and (c) such other consents, authorizations, filings, approvals, and registrations which if not obtained or made would not have a material adverse effect on Partnership.
ARTICLE 7
COVENANTS PRIOR TO THE EFFECTIVE TIME
     7.1 Conduct of Business. From the date of this Agreement and continuing until the Effective Time, the Prior Partnership and the Partnership each agrees (except to the extent that the other party otherwise consents in writing) that such partnership shall carry on its respective business in the usual, regular, and ordinary course in substantially the same manner as heretofore conducted and will use all commercially reasonable efforts consistent with past practice and policies to preserve intact its present business organization, and preserve its relationships with customers and others having business dealings with it to the end that their goodwill and ongoing business shall be unimpaired at the Effective Time.
     7.2 Partnership Votes. Prior to the Effective Time, IREMCO, as the general partner of the Prior Partnership, shall solicit the vote of the holders of limited partnership interests in the Prior Partnership to approve the Merger and this Agreement. Approval of the Merger and this Agreement by the Prior Partnership requires the approval of the General Partner of the Prior Partnership (which consent has previously been obtained) and the approval of a Majority-In-Interest of the limited partners of the Prior Partnership.
ARTICLE 8
CONDITIONS TO OBLIGATIONS OF THE PARTNERSHIP
     All obligations of Partnership under this Agreement are, at Partnership’s option, subject to the satisfaction or waiver, at or prior to the Closing, of each of the following conditions:

Appendix C.7

     8.1 Agreement. The General Partner of the Prior Partnership shall have executed and delivered to the Partnership duly executed copies of this Agreement and the Certificate of Merger.
     8.2 Representations True. Each and every representation and warranty of the Prior Partnership under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing and shall be true and accurate in all material respects as of the Closing.
     8.3 Compliance. The Prior Partnership shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior or at the Closing.
     8.4 Partner Approval. This Agreement and the transactions contemplated hereby shall have been approved by the General Partner of the Prior Partnership and limited partners holding at least a Majority-In-Interest of the Prior Partnership.
     8.5 Prior Partnership Participation. The Prior Partnership met the conditions to participate in the Merger.
     8.6 No Outstanding Options. Immediately prior to the Closing, there shall be no options, warrants or other securities or agreements, other than this Agreement, outstanding for the purchase of any interest in the Prior Partnership or the Partnership.
     8.7 Other Legal Requirements. All statutory and other legal requirements for the valid consummation of the Merger shall have been fulfilled. No law or regulation shall have passed or been enacted since the date of this Agreement that would prevent the consummation of the transactions contemplated by the terms of this Agreement. No legal proceeding shall be pending or threatened wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of the transaction contemplated by this Agreement, or (ii) cause the transaction contemplated by this Agreement to be rescinded following consummation.
ARTICLE 9
CONDITIONS TO PRIOR PARTNERSHIP’S OBLIGATIONS
     The obligations of the Prior Partnership under this Agreement are, at Prior Partnership’s option, subject to the satisfaction or waiver, at or prior to the Closing, of each of the following conditions:
     9.1 Agreement. The General Partner of the Partnership shall have executed and delivered to the Prior Partnership duly executed copies of this Agreement and the Certificate of Merger.
     9.2 Representations True. Each and every representation and warranty of the Partnership under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing and shall be true and accurate in all material respects as of the Closing.
     9.3 Compliance. The Partnership shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or at the Closing.
     9.4 Partner Approval. This Agreement and the transactions contemplated hereby shall have been approved by the General Partner and the sole limited partner of the Partnership.

Appendix C.8

     9.5 Other Legal Requirements. All statutory and other legal requirements for the valid consummation of the Merger shall have been fulfilled. No law or regulation shall have passed or been enacted since the date of this Agreement that would prevent the consummation of the transactions contemplated by the terms of this Agreement. No legal proceeding shall be pending or threatened wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of the transaction contemplated by this Agreement, or (ii) cause the transaction contemplated by this Agreement to be rescinded following consummation.
ARTICLE 10
OTHER AGREEMENTS
     10.1 Power of Attorney. Upon the approval of the Merger by the Majority-In-Interest of the limited partners of the Prior Partnership, each such Prior Limited Partner irrevocably constitutes and appoints the General Partner as such Prior Limited Partner’s true and lawful attorney-in-fact with full power of substitution and resubstitution, in such Prior Limited Partner’s name, place and stead, to execute and deliver a copy of the Partnership Agreement on behalf of such Prior Limited Partner. The appointment by each Prior Limited Partner of the General Partner as attorney-in-fact shall be deemed to be a power coupled with an interest and irrevocable, and shall survive the bankruptcy, death, incompetence or dissolution of any Person hereby giving such power and any transfer or assignment of the partnership interest of such Person; provided, however, that in the event of a transfer by a Prior Limited Partner of all of such partner’s Prior Outstanding Units, the foregoing power of attorney of such transferor Limited Partner shall survive such transfer only until such time as the transferee shall have been admitted to the Prior Partnership as a substituted limited partner in accordance with the terms of the limited partnership agreement of the Prior Partnership and any required documents and instruments shall have been duly executed to effect such substitution. If requested by the General Partner, each Prior Limited Partner will execute and deliver to the attorney-in-fact, within five days after the receipt of a request therefore, such further designations, powers of attorney, or other instruments as the attorney-in-fact deems necessary for the purposes of this provision.
ARTICLE 11
TERMINATION AND ABANDONMENT OF MERGER
     11.1 Termination By Mutual Consent. At any time prior to Closing, the Agreement may be terminated by the mutual written consent of the Partnership and the Prior Partnership.
     11.2 Termination by Partnership. The Partnership may terminate this Agreement and/or its obligations to close the Merger with respect to the Prior Partnership at any time prior to the Closing by delivery of written notice to the Prior Partnership if:
          (a) The Prior Partnership has violated the Agreement in any material respect;
          (b) Any representation or warranty made by the Prior Partnership in this Agreement is determined to be false or inaccurate in any material respect or there is any material misrepresentation or omission thereby; or
          (c) The Closing has not occurred by [___], 2006.
     11.3 Termination by the Prior Partnership. The Prior Partnership may terminate its obligation to close the Merger under this Agreement at any time prior to the Closing by delivery of written notice to Partnership if:

Appendix C.9

          (a) Partnership has violated this Agreement in any material respect;
          (b) Any representation or warranty made by Partnership in this Agreement is determined to be false or inaccurate in any material respect or there is any material misrepresentation or omission thereby; or
          (c) The Closing has not occurred by [___], 2006.
     11.4 Effect of Termination. If this Agreement is terminated pursuant to this Article 11, this Agreement shall become void with no liability or obligation on the part of Partnership or the Prior Partnership except that nothing herein shall relieve any party for any liability for willful breach of this Agreement. The Merger may be abandoned at any time prior to the filing of the Certificate of Merger in the office of the Secretary of State in the event that this Agreement is terminated in accordance with this Article 11. In the event of termination as provided above, this Agreement shall forthwith become of no further force and effect, IREMCO shall bear all costs associated with this Agreement and all transactions contemplated herein and there shall be no obligation on the part of any other parties.
ARTICLE 12
SECURITIES LAWS COMPLIANCE
     12.1 Federal Securities Act Exemption. The Units to be issued pursuant to this Agreement shall not be registered under the Securities Act of 1933 in reliance upon Section 4(2) of the Securities Act of 1933 or such other exemption as the Partnership and its counsel shall elect.
     12.2 Restrictions. In addition to any legend imposed by applicable state securities laws, the Partnership Units issued pursuant to this Agreement, whether represented by certificates or merely reflected in the Partnership Agreement of the Partnership, shall bear restrictive legends stating substantially as follows:
IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR

Appendix C.10

HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.
ARTICLE 13
MISCELLANEOUS
     13.1 Headings. The headings of the sections of this Agreement are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.
     13.2 Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto.
     13.3 Applicable Law. This Agreement shall be governed in all respects by the laws of the State of California as applied to contracts entered into solely between residents of, and to be performed entirely in, such state. The parties hereto agree to submit to the jurisdiction of the Federal and State courts of the State of California. Venue shall lie exclusively in San Francisco County, California.
     13.4 Severability. Each provision of this Agreement will be considered severable. If for any reason any provision or provisions hereof are determined to be invalid or contrary to any existing or future law, such invalidity will not impair the operation of or affect those portions of this Agreement that are valid.
     13.5 Notices. Except as provided otherwise herein, any notice, demand or communication required or permitted to be given by any provision of this Agreement will be deemed to have been sufficiently given for all purposes if delivered personally to the party or to an officer of the party to whom the notice is directed or if sent by United States mail, postage and charges prepaid, or if sent by overnight courier service, charges prepaid, or by facsimile transmission, addressed as follows:

(a)	If to the Partnership:

Urban Improvement Fund Limited 1974, LP
c/o Interfinancial Real Estate Management Company, General Partner
1201 Third Ave., Suite 5400
Seattle, WA 98101
Attn.: John Orehek
Fax: (206) 628-8031

(b)	If to the Prior Partnership:

Urban Improvement Fund Limited-1974
c/o Interfinancial Real Estate Management Company, General Partner
1201 Third Ave., Suite 5400
Seattle, WA 98101
Attn.: John Orehek
Fax: (206) 628-8031

(c)	If to the General Partner:

Appendix C.11

Interfinancial Real Estate Management Company
1201 Third Ave., Suite 5400
Seattle, WA 98101
Attn: John Orehek
Fax: (206) 628-8031
Any such notice will be deemed to be given (a) on the date on which the notice is delivered personally or by overnight courier service as aforesaid, (b) if deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as aforesaid, then two business days after the date of such deposit or (c) if sent by facsimile transmission as aforesaid, then on the date of such transmission.
     13.6 No Third Party Beneficiaries. Except as otherwise provided in Section 10.1, nothing in this Agreement is intended to confer any rights or remedies on any persons other than the parties to it and their respective successors and assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement. Except as otherwise provided in Section 10.1, no provision of this Agreement shall give any third person any right of subrogation or acting over or against any party to this Agreement.
     13.7 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof. All prior or contemporaneous agreements or understandings among the parties with respect to the subject matter hereof, whether written or oral, are merged herein and shall be of no force or effect. This Agreement cannot be changed, modified, or discharged except by a writing executed and delivered by each of the parties. There are no representations, warranties, or agreements with respect to the subject matter hereof other than those set forth in this Agreement. Notwithstanding the foregoing, after the adoption of this Agreement by the limited partners of the Prior Partnership, the parties may not amend this Agreement without the consent of limited partners holding a Majority-In-Interest of the Prior Partnership, if the amendment would alter or change any material term of the Certificate of Limited Partnership of Partnership or alter or change any of the terms and conditions of this Agreement if such alteration or change would materially adversely affect the holders of limited partnership interests in the Prior Partnership.
     13.8 Further Assurances. Each Partner will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.
     13.9 Survival of Representations and Warranties. All representations and warranties made by a party in this Agreement, shall not survive the Closing and the Effective Time; provided that the capitalization representations and warranties set forth in the first two (2) sentences of Section 5.2 shall survive the Effective Time and the Closing and shall continue in full force and effect.
     13.10 No Brokers. Each party represents that it has not incurred any obligation, contingent or otherwise, to a broker, finder, agent or other intermediary for introducing the parties in connection with, or otherwise procuring, this Agreement or the transaction(s) contemplated hereby. Each party agrees that it shall indemnify and hold harmless the other parties from any expense arising from a claim for any such obligation allegedly arising as a result of its actions.
     13.11 Attorneys Fees. If any legal action, including, without limitation, an action for arbitration or injunctive relief, is brought relating to this Agreement or the breach hereof, the prevailing party in any final judgment or arbitration award, or the non-dismissing party in the event of a voluntary dismissal by the party instituting the action, shall be entitled to the full amount of all reasonable expenses, including all court costs, arbitration fees and actual attorneys’ fees paid or incurred in good faith.

Appendix C.12

     13.12 Exhibits. All Exhibits and Schedules expressly referenced herein are hereby incorporated herein for any and all purposes as part of this Agreement, to the same extent as if stated herein.
     13.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
     IN WITNESS WHEREOF, the undersigned parties have caused this Agreement of Merger to be signed as of the date first above written.

PRIOR PARTNERSHIP

URBAN IMPROVEMENT FUND LIMITED-1974

By:	Interfinancial Real Estate Management Company
a Washington corporation,
General Partner

By:
John M. Orehek, Senior Vice President

PARTNERSHIP

URBAN IMPROVEMENT FUND LIMITED 1974, LP

By:	Interfinancial Real Estate Management Company
a Washington corporation,
General Partner

By:
John M. Orehek, Senior Vice President

Appendix C.13

Exhibits

Exhibit A	—	Limited Partnership Certificate of Merger

Exhibit B	—	Partnership Interests

Appendix C.14

EXHIBIT A
LIMITED PARTNERSHIP
CERTIFICATE OF MERGER

Appendix C.15

EXHIBIT B
PARTNERSHIP INTERESTS

	Prior
	Outstanding
	Units	Exchange Ratio	New Units
General Partner

Interfinancial Real Estate Management Company	115	1.0	115

Limited Partners	11,394	1.0	11,394
(See attached pages)

Appendix C.16

APPENDIX D
URBAN IMPROVEMENT FUND LIMITED 1974, LP
AGREEMENT OF LIMITED PARTNERSHIP
     This Agreement (“Agreement”) is made as of ___, 2006 by and between Interfinancial Real Estate Management Company, a Washington corporation as general partner (the “General Partner”), and SP Millennium L.L.C., a Washington limited liability company, as initial limited partner (“Initial Limited Partner”). Each of the persons, in addition to the Initial Limited Partner who are admitted to the partnership created hereby (the “Partnership”) is referred to herein as a Limited Partner or collectively as the “Limited Partners.” The Partnership is formed pursuant to the Delaware Revised Uniform Limited Partnership Act as in effect in the State of Delaware (the “Act”).
     A. The General Partner filed a Certificate of Limited Partnership with the Delaware Secretary of State on ___, 2006, to form the Partnership.
     B. The General Partner is a general partner of Urban Improvement Fund Limited — 1974, a California limited partnership (the “Prior Partnership”).
     C. The Prior Partnership and the Partnership intend to enter into a Merger Agreement of even date herewith, pursuant to which the General Partner shall succeed to its general partnership interest in the Prior Partnership and the existing limited partners of the Prior Partnership will be admitted to the Partnership.
     WHEREAS, the parties now desire to establish the terms and conditions under which the Partnership will operate and be managed.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner and the Limited Partners (each, a “Partner” and collectively, the “Partners”) hereby agree as follows:
     1. Name and Principal Office. URBAN IMPROVEMENT FUND LIMITED 1974, LP, 1201 Third Avenue, Suite 5400, Seattle, Washington 98101. The principal office of the General Partner is 1201 Third Avenue, Suite 5400, Seattle, Washington 98101. The Partnership may also do business under any other names or in such other places as the General Partner may designate by written notice to the Limited Partners.
     2. Term. From the date of this Agreement to December 31, 2015 unless extended or sooner terminated as provided herein; provided, that such term shall not be extended beyond February 21, 2021.
     3. Purposes. (a) To acquire real or personal property (including debt and equity interests in any partnership, or joint venture which is a limited distribution entity as defined by Federal Housing Administration Rules and Regulations), for the purpose of (i) acquiring, financing, constructing, improving, managing and/or operating government-assisted or other housing projects (the “Projects”) or (ii) any other purpose authorized by this Agreement; (b) to hold, own, maintain, manage, improve, develop, operate, sell, transfer, convey, lease, mortgage, exchange or otherwise dispose of or deal in or with such property; and (c) to perform any acts to accomplish the foregoing purposes.
     4. Partnership Interests. The entire interest in the Partnership shall be divided into 115 General Partner Interests and 11,394 Limited Partnership Interests (all of which interests are collectively referred to as the “Units”) (the interest held by a partner in the Partnership may also be referred to as a “Partnership Interest” or “Limited Partnership Interest”). Following completion of the Merger Agreement, the name, address of, and number of Units held by, the General Partner and each Limited Partner will be as shown on Schedule A attached hereto. All Units shall, unless herein provided to the contrary, be treated equally for all purposes. Limited Partnership Units shall be nonassessable.

Appendix D.1

     5. Capital Contributions; Merger. The General Partner and the Initial Limited Partner have each contributed $100 to the capital of the Partnership but shall not be issued Units in connection therewith. Upon the closing of the Merger, as defined in the Merger Agreement, (i) the Partnership shall pay to the Initial Limited Partner and the General Partner the amount of $100 each, respectively; (ii) the Initial Limited Partner shall be treated as having had its interest in the Partnership redeemed; (iii) the limited partners of the Prior Partnership shall be admitted to the Partnership with capital accounts in such amount as they shall have in the Prior Partnership and (iv) the General Partner shall succeed to the capital account it had in the Prior Partnership. No partner is entitled to the return of all or any part of his contribution prior to partial or total liquidation of the Partnership, or to receive interest on such contribution. The “Capital Account” for each Unit as of any date is the cash contributed to the Partnership in respect of such Unit, properly adjusted to reflect as of such date profits, losses and cash distributions with respect to such Partnership Interest.
     6. Organizational Expenses. The Partnership shall pay all formation and organization expenses of the Partnership.
     7. Profits and Losses. The General Partner shall at all times have at least a 1% interest in each material item of income, gain, loss, deduction and credit, arising from its capital contributions. The Limited Partners shall share the remaining profits, losses and any special allocations in proportion to their respective Units of Limited Partnership Interests. For the purpose of Sections 702 and 704 of the Internal Revenue Code of 1954, or the corresponding sections of any future federal internal revenue law, or any similar tax law of any state or other jurisdiction, the determination of each Limited Partner’s distributive share of any Partnership item of income, gain, loss, deduction, credit or allowance for any Partnership accounting year or other period shall be made in accordance with the proportion that such Limited Partner’s Units bear to all Limited Partners’ Units outstanding. In the event of the transfer of a Unit, the distributive share of the aforesaid Partnership items (in respect of the Unit so transferred) shall be allocated between the transferor and the transferee in proportion to the number of days each held the Units during the year.
     8. Cash Distributions. The General Partner shall distribute annually substantially all of the Partnership’s net cash flow as defined herein. The General Partner shall be entitled to receive 1% of the net cash flow to be distributed and the Limited Partners shall receive, in proportion to their respective Units, the balance of the distributed cash flow. Net Cash Flow shall mean the Partnership’s share of all cash receipts derived from the ownership of a Project or interest therein (exclusive of any proceeds from the sale of Projects, financings or other extraordinary transactions not in the ordinary course of business) less (i) expenses, (ii) such reserves as the General Partner deems reasonably necessary for the proper operation of the Partnership’s business, and (iii) any expenditures authorized by this Agreement. The General Partner may at its discretion reinvest or distribute all or any portion of the proceeds from the disposition or refinancing of any Project or interest therein, provided that the Limited Partners shall have first received an amount sufficient to pay state and federal long-term capital gains taxes from the sale of such Project, if any, calculated at the maximum rate then in effect. To the extent that such proceeds are not reinvested or committed within 12 months from the date of the sale or refinancing, they shall be distributed. The General Partner shall designate a record date to determine Partners entitled to cash distributions, which shall not be less than 10 days nor more than 15 days before each cash distribution. The Partnership shall cause to be maintained records reflecting the name, address and number of Partnership Interests held by each Partner for the purpose of determining recipients of cash distributions and notices.
     9. The General Partner. A. Powers. The General Partner has complete discretion in the management and control of the business of the Partnership for the purposes herein stated and shall make all decisions affecting the business of the Partnership and shall manage and control the affairs of the Partnership to the best of its abilities and use its best efforts to carry out the purposes of the Partnership. The powers of the General Partner include, but are not limited to, the powers: (i) to expend the capital and profits of the Partnership in furtherance of the Partnership’s business; (ii) to acquire, hold (in the Partnership’s name or under any other title arrangement selected by the General Partner), lease, sell, mortgage, convey or refinance any real or personal property, including Projects or any interest therein, at such price and upon such terms, as it deems to be in the best interests of the Partnership, (iii) to borrow money and execute promissory notes and to secure the same by mortgage upon the Partnership’s property; (iv) to invest in short-term debt obligations (including obligations of federal and state governments and their agencies, commercial paper, and certificates of deposit of commercial banks, savings banks or savings and loan associations) such funds as are temporarily not required for investment in Projects or other Partnership property;

Appendix D.2

(v) to lend money in furtherance of the Partnership’s purposes; and (vi) to enter into and carry out agreements of any kind (provided, however, all contracts with the General Partner or its affiliates must provide for termination by the Partnership on 60 days written notice, without penalty) and to do any and all other acts and things necessary, proper, convenient or advisable to effectuate and carry out the purposes of the Partnership.
          B. Duties. The General Partner shall (i) devote such of its time as is deemed necessary to the affairs of the Partnership; (ii) file and publish all certificates, notices, statements or other instruments required by law for formation and operation of the Partnership in all appropriate jurisdictions; (iii) cause the Partnership to carry adequate public liability, property damage and other insurance all of which may name the General Partner as the sole insured; (iv) indemnify and hold the Partnership harmless from any loss, damage or liability due to, or arising out of, the General Partner’s breach of fiduciary duty; (v) maintain Capital Accounts on the books and records of the Partnership in respect of each Partnership Interest; and (vi) hold all funds and assets of the Partnership as a fiduciary for the exclusive use of the Partnership. The General Partner may become a Limited Partner and thereby become entitled to all of the rights of a Limited Partner to the extent of the Units so acquired; provided, however, that such acquisition of Units shall not reduce any liability of the General Partner under this Agreement.
          C. Investment Policies. Notwithstanding any provision in this Agreement to the contrary, it is understood and agreed that:
     (1) In conducting, carrying on and managing the business of the Partnership, the General Partner shall follow the following investment policies, which may only be changed, altered or amended in accordance with Section 18 hereof: (i) the assets of the Partnership shall be managed with the goal of maximizing the overall financial return to the Partnership consistent with sound business practices, which may be in the form of operating profits or increases of the value of the assets to enhance the return to the Partners upon liquidation of the Partnership; (ii) the Partnership may invest in, acquire from, sell to, loan funds to, enter into joint ventures with, or otherwise enter into transactions with other entities, including entities in which the General Partner or its affiliate has an economic interest, all in connection with real estate properties in the United States; (iii) in the event the General Partner authorizes one of these activities in connection with a real estate project or venture in which the General Partner or one of its affiliates has a financial interest, the transaction between the Partnership and the General Partner or its affiliate shall be on commercially reasonable, arms’ length terms; and (iv) any fees paid to the General Partner or any of its affiliates in connection with any of the operations of the Partnership in addition to those provided in Sections 9.E and 9.F, shall be on commercially reasonable, arms’ length terms for similar services.
     (2) The General Partner may delegate all or any of its powers, rights and obligations hereunder, and in furtherance of any such delegation may appoint, employ, contract or otherwise deal with any person for the transaction of the business of the Partnership, which persons may, under the supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.
          D. Substitution of General Partner. Upon notice to all the Partners, the General Partner may substitute in its stead as general partner any entity which has by merger, consolidation or otherwise acquired substantially all of its assets and assumed its obligations hereunder, provided, however, that any such substituted general partner, if it is a corporation, shall be able to satisfy the net worth requirements set forth below.
          E. Annual Management Fee. As compensation for services to the Partnership by the General Partner pursuant to the Agreement, the Partnership shall pay the General Partner an annual management fee based on a fixed percentage of 1/4 of 1% of the Partnership’s invested assets. The annual management fee may not exceed 50% of the Partnership’s annual net cash flow as defined in Section 8 hereof, subject to the payment of an annual minimum which shall be 1/2 of 1% of the gross offering proceeds. Management fees earned but unpaid accrue for payment in future years. The annual management fee shall be paid subject only to the annual minimum and the 50% limitation referred to above. Invested assets is defined as all costs of acquiring interests in projects, including the mortgages.
          F. Liquidation Fee and Brokerage Fees. Upon total or partial liquidation of the Partnership and distribution of the proceeds, the then General Partner will be entitled to a liquidation fee equal to the lesser of (i) 10% of the net proceeds in the Partnership from the sale of a project or (ii) 1% of the sales price (including the

Appendix D.3

mortgage), plus 3% of the net proceeds after assumed taxes at the then maximum federal individual income and capital gains tax rates; provided, however, no part of such fee shall accrue, or be paid unless: (i) the Limited Partners’ share of the proceeds has been distributed to them, (ii) the Limited Partners shall have first received an amount equal to their invested capital attributable in the project(s) sold, and (iii) the Limited Partners have received an amount sufficient to pay federal long-term capital gains taxes from the sale of the project(s), if any, calculated at the maximum rate then in effect. This fee may accrue but shall not be paid until the Limited Partners have received distributions equal to 100% of their capital investment.
               The General Partner or an affiliate thereof may act as a broker in connection with the sale of a Project, and if such person provides services in the sales effort, it may receive a commission equal to the amount of a competitive real estate commission, subject to a maximum payment to the General Partner or affiliate of 4% of the sales price of the Project (the total real estate commission to be paid by the Partnership to all persons in connection with the sale of a Project shall not exceed a competitive real estate commission for sales of similar types of property).
               In addition, in the event the General Partner or an affiliate provides services as a broker in connection with the refinancing of a Project, it may receive a fee equal to 4% of the refinancing amount; provided, that the total commission paid by the Partnership to all persons in connection with the refinancing of a Project shall not exceed a competitive fee for refinancing services in similar circumstances.
          G. Compensation as Expense. All compensation due the General Partner pursuant to this Paragraph shall be treated as an expense to the Partnership.
          H. Payment to Others. The General Partner may pay compensation to any entity selected by it to perform any of the management functions set forth above.
          I. Net Worth Covenant. The General Partner covenants with the Limited Partners that it will maintain a net worth equal to or greater than the net worth presently required by the Internal Revenue Service of corporations acting as general partner of limited partnerships in order to qualify the Partnership for the benefits of taxation as a partnership and not as an association taxable as a corporation.
          J. Other Services. General overhead and administrative expenses of the General Partner will not be charged to the Partnership. However, the Partnership will bear all direct costs and expenses incurred in the conduct of its business, including without limitation, all costs and expenses for legal, audit, accounting and other technical and professional services, reports and other communications to investors, printing, postage, telephone and telegraph, travel, insurance, interest, messengers, office supplies, data processing, taxes, permits and licenses. In the event the General Partner or its affiliates perform property management services for the Partnership, any compensation received or paid by the Partnership for such services will be at competitive prices and on terms no less favorable than available from non-affiliated persons rendering comparable services. The Partnership does not have officers and directors of its own and salaries paid by the General Partner and its affiliates to their respective officers and directors will not be charged to the Partnership. If the General Partner or its affiliates incur costs or acquire goods and materials for the benefit of the Partnership such as computer time, the General Partner or its affiliates will be reimbursed for such actual costs by the Partnership. Neither the General Partner nor its affiliates may receive insurance brokerage fees or write insurance policies covering the Partnership or any projects or other investments of the Partnership.
     10. The Limited Partners. No Limited Partner shall take part in the control or management of the business of the Partnership or transact any business in the name of the Partnership. No Limited Partner shall be subject to calls or assessments for cash contributions nor shall any Limited Partner in his capacity as such be bound by, or be personally liable for, any expense, liability or obligation of the Partnership, except to the extent of his contribution to the capital of the Partnership as adjusted and reflected in his Capital Account.
     The General Partner may be removed without cause by the affirmative vote of the holders of a majority of the Units outstanding. Expenses incurred in the removal, or attempted removal, of the General Partner shall be deemed expenses of the Partnership.

Appendix D.4

     11. Books, Records and Reports. The Partnership’s books and records and this Agreement and all amendments thereto shall be maintained at the principal office of the Partnership and shall be open to the reasonable inspection and examination of the Partners or their duly authorized representatives. Such books and records shall be kept on a cash basis in accordance with sound accounting principles. The General Partner will make available and mail to Limited Partners, upon written request, a current list of the names and addresses of, and Units owned by, all Limited Partners. Any Partner or his duly authorized representative shall have the right to a private audit of the books and records of the Partnership to be conducted at such Partner’s expense at reasonable times after due notice.
     The General Partner will send the following reports to each person who held a Partnership Interest during the period covered by such report:
     (a) A report within 90 days after the end of each of the Partnership’s fiscal years containing all information necessary for the preparation of the limited partners’ federal income tax returns.
     (b) An annual report within 180 days after the end of each of the Partnership’s fiscal years containing (1) a balance sheet as of the end of the fiscal year, and a statement of income, partner’s equity and changes in the financial position and a cash flow statement for the year then ended, all of which, except for the cash flow statement, shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an unqualified opinion of an independent certified public accountant or independent accountant, (2) a report of the activities of the Partnership during the period covered by the report, and (3) if projections have been provided to the holders of Limited Partnership Interests, a table comparing the projections previously provided with the actual results during the period covered by the report. Such report will set forth distributions to limited partners for the period covered thereby, and shall separately identify distributions from cash flow from operations during the period, cash flow from operations during a prior period which had been held as reserves, proceeds from disposition of property and investments, and lease payments on net leases with builders and sellers.
     12. Banking. All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or any person authorized so to do by the General Partner.
     13. Accounting Year. The accounting year of the Partnership shall be the calendar year or such other fiscal year as the General Partner may select.
     14. Transfer of Limited Partnership Units. Subject to compliance with applicable state securities (blue sky) laws, a Limited Partner may sell, assign or transfer the whole or a part of his Limited Partnership Interest (not less than whole Units) only upon the following conditions: (1) a Unit may be assigned only with the consent of the General Partner and assignments will be recognized by the Partnership only effective the first day of the calendar month following receipt by the General Partner of the notice of assignment; (2) the transfer of the Limited Partnership Units shall be accomplished by an instrument in writing, in form and substance satisfactory to the General Partner. which writing shall set forth the intention that the purchaser is to be a substituted Limited Partner; (3) a counterpart of the instrument of transfer, executed and acknowledged by the transferor Limited Partner shall be delivered to the General Partner; (4) any assignment of Units must be in compliance with applicable state securities (blue sky) laws; (5) no assignments will be permitted if such assignments would result in 50% or more of the Units being transferred within a twelve-month period; (6) the Partnership may charge the assigning Limited Partner a fee not exceeding $150 to defray the costs of effecting the transfer of his interest in the Partnership; and (7) the transferor and the purchaser shall execute and deliver to the General Partner an amended Certificate and Agreement of Limited Partnership.
     An assigning Limited Partner shall have the right to designate his assignee as a substituted Limited Partner in an executed and acknowledged written instrument of assignment, however the Partnership will not amend this Agreement and/or Certificate until the first day of the next calendar quarter.
     An assignment by any Limited Partner of all or a part of his Limited Partnership Units, whether or not in compliance with the terms of the Agreement, shall not cause or constitute a dissolution of the Partnership.

Appendix D.5

     15. Dissolution of Partnership. The Partnership shall be dissolved upon the expiration of the term of the Partnership as provided in Section 2 or upon (a) the withdrawal, retirement, death, insanity, adjudication of bankruptcy, insolvency, dissolution, liquidation or removal of the General Partner or, (b) the vote of the holders of a majority of the Units outstanding to dissolve the Partnership prior to the end of its term. For the purpose of obtaining the required vote, the General Partner shall be required to transmit to all Partners of record, at least 15 days prior to the date fixed for holding a Partnership meeting, a report setting forth the pros, cons, estimated liquidation values and specific recommendations concerning liquidation of the Partnership, at any time that (i) a request has been made by the holders of at least 10% of the Units outstanding that the Partnership be dissolved, or (ii) there has been a material adverse change in the business of the Partnership, federal income tax law or other regulations applicable to the Partnership. Upon the occurrence of any one or more of the foregoing events and unless otherwise provided herein, the assets of the Partnership shall be sold and the Partnership terminated in accordance with Sections 16 and 17.
     In the event of the withdrawal, retirement, death, insanity, adjudication of bankruptcy, insolvency, dissolution, liquidation or removal of the General Partner, the holders of a majority of the Limited Partnership Units outstanding may vote to continue the Partnership and elect a new general partner in place of the General Partner to continue the business of the Partnership. In the event the Partnership is not governed by a provision analogous to Section 20 of the Uniform Limited Partnership act, a majority of the Limited Partnership Units outstanding may vote to continue the Partnership and elect a new general partner only if, prior to the occurrence of an event causing dissolution of the Partnership, it has been established by (i) the publication by the Internal Revenue Service of a regulation or revenue ruling; (ii) the judgment of a court of competent jurisdiction, and if such court is other than a United States Appellate Court the published acquiescence by the Internal Revenue Service in such judgment; (iii) receipt of a ruling with respect to the Partnership from the Internal Revenue Service obtained by the Partnership; or (iv) receipt by the Partnership or the Limited Partners of an opinion of counsel from counsel acceptable to the holders of a majority of the Units with respect to the Limited Partnership that for income tax purposes the reformation and continuation of this Partnership by a vote of less than all of the limited partners will not cause the Partnership to be taxed as an association taxable as a corporation. Expenses incurred in the reformation, or attempted reformation, of the Partnership shall be deemed expenses of the Partnership.
     16. Termination of the Partnership. The Partnership shall terminate when all assets owned by the Partnership shall have been disposed of, and the net proceeds therefrom, after payment of, or due provision for, all liabilities of the Partnership to creditors, shall have been distributed as provided in Section 17.
     17. Accounting, Winding-Up and Distribution. Upon the dissolution of the Partnership, other than upon any reformation of the Partnership pursuant to Section 15(a), a final statement shall be prepared by the Partnership’s certified public accountants as soon as practicable setting forth the assets and liabilities of the Partnership. A copy of such statement shall be furnished to each Partner within 90 days after such dissolution. Thereupon, all assets of the Partnership shall be liquidated as promptly as possible and the proceeds therefrom shall be distributed in the following order of priority: (a) to the payment of the debts and liabilities of the Partnership and the expenses of liquidation; (b) to the setting up of such reserves as the General Partner may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership arising out of or in connection with the Partnership; provided, however, that any such reserve shall be paid over by the General Partner to an escrow agent, to be held by such escrow agent for the purpose of disbursing such reserves in payment of any of the aforementioned contingencies and, at the expiration of such period as the General Partner shall deem advisable, to distribute the balance thereafter remaining in the manner hereinafter provided; (c) to the Limited Partners in respect to their share of Partnership profits; (d) to the Limited Partners in respect to their capital contributions; (e) to the General Partner in respect to any money then owed and for its share of profits; and (f) to the General Partner in respect to its capital contribution.
     18. Amendments. This Agreement may be amended or modified only by the consent of holders of a majority of the Partnership Interests outstanding; provided, however, that no amendment shall, without the affirmative consent of all of the Partners, (i) enlarge the obligations of any Partner under this Agreement; (ii) enlarge the responsibilities of the General Partner to the Limited Partners; or (iii) amend Sections 2, 7, 10, 15(a), 18 or 21. Unless otherwise provided in this Agreement, amendments may be proposed by (i) the General Partner, who shall, concurrently with the written notice required by Section 21 hereof, submit the text of the proposed amendment in writing to all Limited Partners together with an opinion of counsel as to the legality of the amendment, or

Appendix D.6

(ii) Limited Partners holding no less than 10% of the Units outstanding, who shall, concurrently with the written consent to the General Partner required by Section 21 hereof, submit the proposed amendment in writing to the General Partner who in turn shall, within 60 days after the receipt of such proposal, submit the text of the proposed amendment, together with its recommendation with respect thereto to all Limited Partners no more than 50 days nor less than 20 days prior to the time in which a meeting shall be held to vote on the proposed amendment. Notwithstanding any provision of this Agreement to the contrary, a writing to amend this Agreement to reflect the substitution or addition of a Partner may be signed by the General Partner and by the person (or his attorney under a power of attorney) to be substituted or added and shall be signed also by the assigning Limited Partner (or his attorney under a power of attorney) when a Limited Partner is to be substituted.
     19. Power of Attorney. Each Limited Partner makes, constitutes and appoints the General Partner, with full power of substitution, his true and lawful attorney for him and in his name, place and stead and for his use and benefit to sign, execute, certify, acknowledge, file and record this Agreement, and to sign, execute, certify, acknowledge, file and record all instruments amending this Agreement as now or hereafter amended that may be appropriate, including without limitation agreements or other instruments or documents (i) to reflect the exercise by the General Partner of any of the powers granted to it under this Agreement; (ii) to reflect any amendments duly made to the Agreement; (iii) to reflect the admission to the Partnership of a substituted Limited Partner or the withdrawal of any Partner, in the manner prescribed in this Agreement; and (iv) which may be required of the Partnership or of the Partners by the laws of the State of Delaware or any other jurisdiction or governmental agency. Each Limited Partner authorizes such attorney-in-fact to take any further action which such attorney-in-fact shall consider necessary or advisable in connection with any of the foregoing, hereby giving such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in and about the foregoing (including the power to consent to items (i), (ii), (iii) and (iv) above) as fully as such Limited Partner might or could do if personally present, and hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
     The foregoing power of attorney is a special power of attorney coupled with an interest and is irrevocable; may be exercised by such attorney-in-fact by listing all of the Limited Partners executing any agreement, certificate, instruction or documents with the single signature of such attorney-in-fact acting as attorney-in-fact for all of them; and, notwithstanding any provision of this Agreement to the contrary, shall survive the delivery of an assignment by a Limited Partner of the whole or a portion of his interest in the Partnership, until the assignee thereof becomes a substituted Limited Partner.
     20. Indemnification. The Partnership shall indemnify and save harmless the General Partner, its officers, directors, employees, designees and nominees from any loss or damage including legal fees and expenses and amounts paid in settlement incurred by such parties by reason of any omissions to act or acts performed by such parties on behalf of the Partnership or in furtherance of the Partnership’s interests, provided the General Partner or other person sued is successful in whole or in part, or the proceeding against him is settled with the approval of the court, and the court finds that his conduct fairly and equitably merits indemnity in the amount claimed.
     21. Meetings. For purposes of taking any action permitted under the Agreement, a Partnership meeting may be called by the General Partner or by the holders of 10% or more of the Units outstanding. Upon receipt by the General Partner of a written request, delivered either in person or by registered mail, executed by the holders of 10% or more of the Units outstanding and stating the purpose of the meeting, the General Partner shall provide all of the Limited Partners, within 10 days after receipt of such request, written notice (either in person or by registered mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after receipt of such request, at a time and place convenient to the Partners. For all meetings called at the instance of the General Partner, the General Partner shall provide all of the Limited Partners a written notice (either in person or by registered mail) of a meeting and the purpose of such meeting to be held on a date not less than 15 nor more than 60 days after the date of such written notice, at a time and place convenient to the Partners.
     22. Action Taken Without Meeting; Methods of Communication.
          A. Any action required to be taken at a Partnership meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken are signed by Partners holding outstanding Units of the Partnership having not less than the minimum number of Units

Appendix D.7

that would be necessary to authorize or take such action at a meeting at which all Units entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the General Partner by delivery to its registered office, its principal place of business, or an officer or agent of the General Partner. Delivery made to a General Partner’s registered office shall be by hand, by overnight courier service, or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each Partner who signs the consent, and no written consent shall be effective to take the action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section to the General Partner, written consents signed by a sufficient number of Partners to take action are delivered to the General Partner in accordance with this Section. Prompt notice of the taking of the action without a meeting by less than unanimous written consent shall be given to those Partners who have not consented in writing.
          B. A telegram, cablegram or other electronic transmission consent to an action to be taken and transmitted by a Partner, or by a person or persons authorized to act for a Partner, shall be deemed to be written, signed and dated for the purposes of this Section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the General Partner can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the Partner or by a person or persons authorized to act for the Partner, and (ii) the date on which such Partner or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the General Partner. Delivery made to the General Partner’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the General Partner or to an officer or agent of the General Partner.
          C. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
     23. Independent Activities. Any Partner, including the General Partner, may engage in any other profession or business of any nature and description independently or with others, whether or not such activity is competitive with the business of the Partnership.
     24. Right to Rely on Authority of General Partner. In no event shall any person dealing with the General Partner with respect to any property of the Partnership be obligated to see that the terms of this Agreement have been complied with, or be obligated to inquire into the necessity or expediency of any act or action of the General Partner; and every contract, agreement, deed, mortgage, lease, promissory note or other instrument or document executed by the General Partner with respect to any property of the Partnership shall be conclusive evidence in favor of any and every person relying thereon or claiming thereunder that (i) at the time of the execution and/or delivery thereof the Partnership was in full force and effect; (ii) such instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Partnership and all of the Partners hereof, and (iii) the General Partner was duly authorized and empowered to execute and deliver any and every such instrument or document for and on behalf of the Partnership.
     25. Notices. All notices to Partners shall be directed as follows:

If to the General Partner:	Interfinancial Real Estate Management Company
General Partner
Urban Improvement Fund Limited 1974, LP
1201 Third Avenue, Suite 5400
Seattle, WA 98101

Appendix D.8

and if to a Limited Partner, at such Limited Partner’s address for purposes of notice which is set forth on Schedule A attached hereto (or to any changed address of which the Partnership is notified in writing). Notice given pursuant to this Section shall be deemed given: (1) on the date delivered by hand or overnight courier service; (2) on the date on which the same, addressed as provided, was postmarked after deposit in a regularly maintained receptacle for the deposit of United States mail; (3) if by facsimile telecommunication, when directed to a number at which the Partner has consented to receive notice; (4) if by electronic mail, when directed to an electronic mail address at which the Partner has consented to receive notice; (5) if by a posting on an electronic network together with separate notice to the Partner of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (6) if by any other form of electronic transmission, when directed to the Partner.
     26. Governing Law and Severability. This Agreement and the application or interpretation and enforcement hereof shall be governed exclusively by its terms and by the laws of the State of Delaware. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal, invalid or in conflict with the Act or the purposes of this Agreement for any reason whatsoever, such term or provision shall be ineffectual and void, and the validity of this remainder of the Agreement shall not be affected thereby.
     27. Miscellaneous. A creditor who makes a non-recourse loan to the Partnership must not have or acquire, at any time as a result of making the loan, any direct or indirect interest in the profits, capital, or property of the Partnership other than as a secured creditor. This Agreement may be signed in counterparts, all of which, taken together, shall constitute the entire Agreement among the parties hereto. Each of the parties hereto irrevocably waives any right such Partner may have to maintain any action for partition with respect to any assets of the Partnership.

Appendix D.9

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

GENERAL PARTNER:

INTERFINANCIAL REAL ESTATE
MANAGEMENT COMPANY

By:

John M. Orehek, Senior Vice President

INITIAL LIMITED PARTNER:

SP Millennium L.L.C.

By: SP Special LLC, Manager
By: SP Real Estate LLC, its sole member
By: SP Investments II L.L.C., its sole member

By:
John M. Orehek, Manager

Appendix D.10

URBAN IMPROVEMENT FUND LIMITED 1974, LP
SCHEDULE A

		Partnership
Name	Address	Contribution	Number of Units
GENERAL PARTNER:
Interfinancial Real Estate Management Company, a Washington corporation	1201 Third Ave., Suite 5400 Seattle, WA 98101	$100	115

LIMITED PARTNERS:	(See attached pages)		11,394

Appendix D.11